                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
 SERIES)                                INVESCO HIGH INCOME 2023 TARGET TERM
 AIM INTERNATIONAL MUTUAL FUNDS         FUND
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO HIGH INCOME TRUST II
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MANAGEMENT TRUST
 INVESTMENT FUNDS)                      INVESCO MUNICIPAL INCOME OPPORTUNITIES
 AIM INVESTMENT SECURITIES FUNDS        TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO MUNICIPAL TRUST
 FUNDS)                                 INVESCO PENNSYLVANIA VALUE MUNICIPAL
 AIM TAX-EXEMPT FUNDS (INVESCO TAX-     INCOME TRUST
 EXEMPT FUNDS)                          INVESCO QUALITY MUNICIPAL INCOME TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SECURITIES TRUST
 TREASURER'S SERIES TRUST)              INVESCO SENIOR INCOME TRUST
 AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
 VARIABLE INSURANCE FUNDS)              MUNICIPALS
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO TRUST FOR INVESTMENT GRADE
 TRUST II                               NEW YORK MUNICIPALS
 INVESCO BOND FUND                      INVESCO VALUE MUNICIPAL INCOME TRUST

          on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                                  EXHIBIT A TO ADVISORY FEE MOA
AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES
TRUST)                                    WAIVER DESCRIPTION             EFFECTIVE DATE EXPIRATION DATE
--------------------------      ---------------------------------------  -------------- ---------------
 Invesco Strategic Real         Invesco will waive advisory fees in an
   Return Fund                     amount equal to the advisory fees
                                    earned on underlying affiliated
                                              investments                  4/30/2014      06/30/2018

AIM INVESTMENT FUNDS
(INVESCO INVESTMENT FUNDS                 WAIVER DESCRIPTION             EFFECTIVE DATE EXPIRATION DATE
-------------------------       ---------------------------------------  -------------- ---------------
 Invesco Balanced-Risk          Invesco will waive advisory fees in an
   Commodity Strategy              amount equal to the advisory fees
   Fund                             earned on underlying affiliated
                                              investments                   02/24/15      06/30/2018
          Invesco
            Global               Invesco will waive advisory fees in an
            Targeted                  amount equal to the advisory fees
            Returns                     earned on underlying affiliated
            Fund...............                             investments    12/17/2013     06/30/2018

AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S
SERIES TRUST)                             WAIVER DESCRIPTION             EFFECTIVE DATE EXPIRATION DATE
--------------------------      ---------------------------------------  -------------- ---------------
 Premier Portfolio              Invesco will waive advisory fees in the
                                 amount of 0.07% of the Fund's average
                                           daily net assets                 2/1/2011      12/31/2017
          Premier
            U.S.
            Government          Invesco will waive advisory fees in the
            Money                 amount of 0.07% of the Fund's average
            Portfolio..........                        daily net assets      2/1/2011     12/31/2017
          Premier               Invesco will waive advisory fees in the
            Tax-Exempt            amount of 0.05% of the Fund's average
            Portfolio..........                        daily net assets    06/01/2016     12/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                  ------------------- ---------------
Invesco American Franchise Fund            February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund    February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                   June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010   June 30, 2018
Invesco Equity and Income Fund             February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                    July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund        July 1, 2007     June 30, 2018
Invesco Growth and Income Fund             February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                 February 12, 2010   June 30, 2018
Invesco Short Duration High Yield
  Municipal Fund                           September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund           February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund           April 30, 2014    June 30, 2018

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                  ------------------- ---------------
Invesco Charter Fund                          July 1, 2007     June 30, 2018
Invesco Diversified Dividend Fund             July 1, 2007     June 30, 2018
Invesco Summit Fund                           July 1, 2007     June 30, 2018
AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco European Small Company Fund           July 1, 2007     June 30, 2018
Invesco Global Core Equity Fund               July 1, 2007     June 30, 2018
Invesco International Small Company Fund      July 1, 2007     June 30, 2018
Invesco Small Cap Equity Fund                 July 1, 2007     June 30, 2018

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Alternative Strategies Fund         October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund        February 12, 2010   June 30, 2018
Invesco Global Low Volatility Equity
  Yield Fund                                  July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund              July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund          October 14, 2014   June 30, 2018
Invesco Quality Income Fund                February 12, 2010   June 30, 2018
Invesco Small Cap Growth Fund                 July 1, 2007     June 30, 2018

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2018
Invesco European Growth Fund                  July 1, 2007     June 30, 2018
Invesco Global Growth Fund                    July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund            August 3, 2012    June 30, 2018
Invesco Global Responsibility Equity Fund    June 30, 2016     June 30, 2018
Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2018
Invesco International Companies Fund       December 21, 2015   June 30, 2018
Invesco International Core Equity Fund        July 1, 2007     June 30, 2018
Invesco International Growth Fund             July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund            August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)


FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco All Cap Market Neutral Fund        December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/      May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                  November 29, 2010   June 30, 2018
Invesco Developing Markets Fund               July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund          May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond
  Fund/3/                                    June 14, 2010     June 30, 2018
Invesco Endeavor Fund                         July 1, 2007     June 30, 2018
Invesco Global Health Care Fund               July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund            May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund         December 17, 2013   June 30, 2018
Invesco Global Targeted Returns Fund/5/    December 17, 2013   June 30, 2018
Invesco Greater China Fund                    July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund             December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets
  Fund                                     December 17, 2013   June 30, 2018
Invesco Macro Allocation Strategy Fund/4/  September 25, 2012  June 30, 2018
Invesco Macro International Equity Fund    December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund              December 17, 2013   June 30, 2018
Invesco MLP Fund                            August 29, 2014    June 30, 2018
Invesco Multi-Asset Income Fund/6/         December 13, 2011   June 30, 2018
Invesco Pacific Growth Fund                February 12, 2010   June 30, 2018
Invesco Select Companies Fund                 July 1, 2007     June 30, 2018
Invesco World Bond Fund                       July 1, 2007     June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)


 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco Corporate Bond Fund                February 12, 2010  June 30, 2018
 Invesco Global Real Estate Fund              July 1, 2007     June 30, 2018
 Invesco Government Money Market Fund         July 1, 2007     June 30, 2018
 Invesco High Yield Fund                      July 1, 2007     June 30, 2018
 Invesco Real Estate Fund                     July 1, 2007     June 30, 2018
 Invesco Short Duration Inflation
   Protected Fund                             July 1, 2007     June 30, 2018
 Invesco Short Term Bond Fund                 July 1, 2007     June 30, 2018
 Invesco U.S. Government Fund                 July 1, 2007     June 30, 2018
--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)


  FUND                            EFFECTIVE DATE              COMMITTED UNTIL
  ----                 -------------------------------------  ---------------
  Invesco American
    Value Fund                   February 12, 2010            June 30, 2018
  Invesco Comstock
    Fund                         February 12, 2010            June 30, 2018
  Invesco Energy Fund              July 1, 2007               June 30, 2018
  Invesco Dividend
    Income Fund                    July 1, 2007               June 30, 2018
  Invesco Gold &
    Precious Metals
    Fund                           July 1, 2007               June 30, 2018
  Invesco Mid Cap
    Growth Fund                  February 12, 2010            June 30, 2018
  Invesco Small Cap
    Value Fund                   February 12, 2010            June 30, 2018
  Invesco Technology
    Fund                           July 1, 2007               June 30, 2018
  Invesco Technology
    Sector Fund                  February 12, 2010            June 30, 2018
  Invesco Value
    Opportunities Fund           February 12, 2010            June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

  FUND                            EFFECTIVE DATE              COMMITTED UNTIL
  ----                 -------------------------------------  ---------------
  Invesco High Yield
    Municipal Fund               February 12, 2010            June 30, 2018
  Invesco
    Intermediate Term
    Municipal Income
    Fund                         February 12, 2010            June 30, 2018
  Invesco Municipal
    Income Fund                  February 12, 2010            June 30, 2018
  Invesco New York
    Tax Free Income
    Fund                         February 12, 2010            June 30, 2018
  Invesco Tax-Exempt
    Cash Fund                      July 1, 2007               June 30, 2018
  Invesco Limited
    Term Municipal
    Income Fund                    July 1, 2007               June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

  FUND                            EFFECTIVE DATE              COMMITTED UNTIL
  ----                 -------------------------------------  ---------------
  Invesco V.I.
    American
    Franchise Fund               February 12, 2010            June 30, 2018
  Invesco V.I.
    American Value
    Fund                         February 12, 2010            June 30, 2018
  Invesco V.I.
    Balanced-Risk
    Allocation Fund/7/           December 22, 2010            June 30, 2018
  Invesco V.I.
    Comstock Fund                February 12, 2010            June 30, 2018
  Invesco V.I. Core
    Equity Fund                    July 1, 2007               June 30, 2018
  Invesco V.I. Core
    Plus Bond Fund                April 30, 2015              June 30, 2018
  Invesco V.I.
    Diversified
    Dividend Fund                February 12, 2010            June 30, 2018
  Invesco V.I.
    Equally-Weighted
    S&P 500 Fund                 February 12, 2010            June 30, 2018
  Invesco V.I. Equity
    and Income Fund              February 12, 2010            June 30, 2018
  Invesco V.I. Global
    Core Equity Fund             February 12, 2010            June 30, 2018
  Invesco V.I. Global
    Health Care Fund               July 1, 2007               June 30, 2018
  Invesco V.I. Global
    Real Estate Fund               July 1, 2007               June 30, 2018
  Invesco V.I.
    Government Money
    Market Fund                    July 1, 2007               June 30, 2018
  Invesco V.I.
    Government
    Securities Fund                July 1, 2007               June 30, 2018
  Invesco V.I. Growth
    and Income Fund              February 12, 2010            June 30, 2018
  Invesco V.I. High
    Yield Fund                     July 1, 2007               June 30, 2018
  Invesco V.I.
    International
    Growth Fund                    July 1, 2007               June 30, 2018
  Invesco V.I.
    Managed
    Volatility Fund                July 1, 2007               June 30, 2018
  Invesco V.I. Mid
    Cap Core Equity
    Fund                           July 1, 2007               June 30, 2018
  Invesco V.I. Mid
    Cap Growth Fund              February 12, 2010            June 30, 2018
  Invesco V.I. S&P
    500 Index Fund               February 12, 2010            June 30, 2018
  Invesco V.I. Small
    Cap Equity Fund                July 1, 2007               June 30, 2018
  Invesco V.I.
    Technology Fund                July 1, 2007               June 30, 2018
  Invesco V.I. Value
    Opportunities Fund             July 1, 2007               June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND


FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Exchange Fund                      September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Balanced-Risk Aggressive
  Allocation Fund/8/                        January 16, 2013   June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Conservative Income Fund              July 1, 2014     June 30, 2018

                               CLOSED-END FUNDS

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Advantage Municipal Income Trust
  II                                          May 15, 2012     June 30, 2018
Invesco Bond Fund                           August 26, 2015    June 30, 2018
Invesco California Value Municipal Income
  Trust                                       May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund     May 15, 2012     June 30, 2018
Invesco High Income 2023 Target Term Fund  November 28, 20016  June 30, 2018
Invesco High Income Trust II                  May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities
  Trust                                     August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust           May 15, 2012     June 30, 2018
Invesco Municipal Trust                       May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal
  Income Trust                                May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust      August 26, 2015    June 30, 2018
Invesco Senior Income Trust                   May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade
  Municipals                                  May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New
  York Municipals                             May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust          June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
          INVESCO SECURITIES TRUST
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By:     /s/ John M. Zerr
                  --------------------------

          Title:  Senior Vice President

          INVESCO ADVISERS, INC.

          By:     /s/ John M. Zerr
                  --------------------------

          Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                                     ------------ ---------- ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares....................... Contractual     2.00%      July 1, 2013       June 30, 2017
   Class B Shares....................... Contractual     2.75%      July 1, 2013       June 30, 2017
   Class C Shares....................... Contractual     2.75%      July 1, 2013       June 30, 2017
   Class R Shares....................... Contractual     2.25%      July 1, 2013       June 30, 2017
   Class R5 Shares...................... Contractual     1.75%      July 1, 2013       June 30, 2017
   Class R6 Shares...................... Contractual     1.75%      July 1, 2013       June 30, 2017
   Class Y Shares....................... Contractual     1.75%      July 1, 2013       June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares....................... Contractual     1.50%      July 1, 2012       June 30, 2017
   Class B Shares....................... Contractual     2.00%      July 1, 2012       June 30, 2017
   Class C Shares....................... Contractual     2.00%      July 1, 2012       June 30, 2017
   Class R6 Shares...................... Contractual     1.25%     April 4, 2017       June 30, 2017
   Class Y Shares....................... Contractual     1.25%      July 1, 2012       June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares....................... Contractual     0.75%   December 16, 2016   December 31, 2017
   Class B Shares....................... Contractual     1.50%   December 16, 2016   December 31, 2017
   Class C Shares....................... Contractual     1.50%   December 16, 2016   December 31, 2017
   Class R Shares....................... Contractual     1.00%   December 16, 2016   December 31, 2017
   Class R5 Shares...................... Contractual     0.50%   December 16, 2016   December 31, 2017
   Class R6 Shares...................... Contractual     0.50%   December 16, 2016   December 31, 2017
   Class Y Shares....................... Contractual     0.50%   December 16, 2016   December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares....................... Contractual     2.00%      July 1, 2012       June 30, 2017
   Class B Shares....................... Contractual     2.75%      July 1, 2012       June 30, 2017
   Class C Shares....................... Contractual     2.75%      July 1, 2012       June 30, 2017
   Class R Shares....................... Contractual     2.25%      July 1, 2012       June 30, 2017
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares....................... Contractual     1.75%      July 1, 2012       June 30, 2017

Invesco Equity and Income Fund
   Class A Shares....................... Contractual     1.50%      July 1, 2012       June 30, 2017
   Class B Shares....................... Contractual     2.25%      July 1, 2012       June 30, 2017
   Class C Shares....................... Contractual     2.25%      July 1, 2012       June 30, 2017
   Class R Shares....................... Contractual     1.75%      July 1, 2012       June 30, 2017
   Class R5 Shares...................... Contractual     1.25%      July 1, 2012       June 30, 2017
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012    June 30, 2017
   Class Y Shares....................... Contractual     1.25%      July 1, 2012       June 30, 2017

Invesco Floating Rate Fund
   Class A Shares....................... Contractual     1.50%     April 14, 2006      June 30, 2017
   Class C Shares....................... Contractual     2.00%     April 14, 2006      June 30, 2017
   Class R Shares....................... Contractual     1.75%     April 14, 2006      June 30, 2017
   Class R5 Shares...................... Contractual     1.25%     April 14, 2006      June 30, 2017
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012    June 30, 2017
   Class Y Shares....................... Contractual     1.25%    October 3, 2008      June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares....................... Contractual     2.00%      July 1, 2009       June 30, 2017
   Class B Shares....................... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class C Shares....................... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class R5 Shares...................... Contractual     1.75%      July 1, 2009       June 30, 2017
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares....................... Contractual     1.75%      July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                          VOLUNTARY        LIMITATION         CURRENT LIMIT           DATE
----                                         ------------ --------------------  ------------------- ------------------
Invesco Growth and Income Fund
   Class A Shares........................... Contractual                  2.00%    July 1, 2012       June 30, 2017
   Class B Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class C Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class R Shares........................... Contractual                  2.25%    July 1, 2012       June 30, 2017
   Class R5 Shares.......................... Contractual                  1.75%    July 1, 2012       June 30, 2017
   Class R6 Shares.......................... Contractual                  1.75% September 24, 2012    June 30, 2017
   Class Y Shares........................... Contractual                  1.75%    July 1, 2012       June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares........................... Contractual                  2.00%    July 1, 2012       June 30, 2017
   Class B Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class C Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class R Shares........................... Contractual                  2.25%    July 1, 2012       June 30, 2017
   Class R5 Shares.......................... Contractual                  1.75%    July 1, 2012       June 30, 2017
   Class R6 Shares.......................... Contractual                  1.75%   April 4, 2017       June 30, 2017
   Class Y Shares........................... Contractual                  1.75%    July 1, 2012       June 30, 2017
   Investor Class Shares.................... Contractual                  2.00%    July 1, 2012       June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares........................... Contractual                  1.50%    July 1, 2012       June 30, 2017
   Class B Shares........................... Contractual                  2.25%    July 1, 2012       June 30, 2017
   Class C Shares........................... Contractual                  2.25%    July 1, 2012       June 30, 2017
   Class R6 Shares.......................... Contractual                  1.25%   April 4, 2017       June 30, 2017
   Class Y Shares........................... Contractual                  1.25%    July 1, 2012       June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares........................... Contractual                  2.00%    July 1, 2012       June 30, 2017
   Class B Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class C Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class R6 Shares.......................... Contractual                  1.75%   April 4, 2017       June 30, 2017
   Class Y Shares........................... Contractual                  1.75%    July 1, 2012       June 30, 2017

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares........................... Contractual                  0.79% September 30, 2015   April 30, 2018
   Class C Shares........................... Contractual                  1.54% September 30, 2015   April 30, 2018
   Class R5 Shares.......................... Contractual                  0.54% September 30, 2015   April 30, 2018
   Class R6 Shares.......................... Contractual                  0.54%   April 4, 2017      April 30, 2018
   Class Y Shares........................... Contractual                  0.54% September 30, 2015   April 30, 2018

1Invesco Small Cap Discovery Fund
   Class A Shares........................... Contractual                  2.00%    July 1, 2012       June 30, 2017
   Class B Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class C Shares........................... Contractual                  2.75%    July 1, 2012       June 30, 2017
   Class R5 Shares.......................... Contractual                  1.75% September 24, 2012    June 30, 2017
   Class R6 Shares.......................... Contractual                  1.75% September 24, 2012    June 30, 2017
   Class Y Shares........................... Contractual                  1.75%    July 1, 2012       June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares........................... Contractual  0.82% less net AFFE*    April 30, 2014    December 31, 2017
   Class C Shares........................... Contractual  1.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class R Shares........................... Contractual  1.07% less net AFFE*    April 30, 2014    December 31, 2017
   Class R5 Shares.......................... Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class R6 Shares.......................... Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017
   Class Y Shares........................... Contractual  0.57% less net AFFE*    April 30, 2014    December 31, 2017

See page 17 for footnotes to Exhibit A.

                              AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                      ------------ ---------- ------------------- ---------------
Invesco Charter Fund
   Class A Shares........................ Contractual     2.00%      July 1, 2009     June 30, 2017
   Class B Shares........................ Contractual     2.75%      July 1, 2009     June 30, 2017
   Class C Shares........................ Contractual     2.75%      July 1, 2009     June 30, 2017
   Class R Shares........................ Contractual     2.25%      July 1, 2009     June 30, 2017
   Class R5 Shares....................... Contractual     1.75%      July 1, 2009     June 30, 2017
   Class R6 Shares....................... Contractual     1.75%   September 24, 2012  June 30, 2017
   Class S Shares........................ Contractual     1.90%   September 25, 2009  June 30, 2017
   Class Y Shares........................ Contractual     1.75%      July 1, 2009     June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares........................ Contractual     2.00%      July 1, 2013     June 30, 2017
   Class B Shares........................ Contractual     2.75%      July 1, 2013     June 30, 2017
   Class C Shares........................ Contractual     2.75%      July 1, 2013     June 30, 2017
   Class R Shares........................ Contractual     2.25%      July 1, 2013     June 30, 2017
   Class R5 Shares....................... Contractual     1.75%      July 1, 2013     June 30, 2017
   Class R6 Shares....................... Contractual     1.75%      July 1, 2013     June 30, 2017
   Class Y Shares........................ Contractual     1.75%      July 1, 2013     June 30, 2017
   Investor Class Shares................. Contractual     2.00%      July 1, 2013     June 30, 2017

Invesco Summit Fund
   Class A Shares........................ Contractual     2.00%      July 1, 2009     June 30, 2017
   Class B Shares........................ Contractual     2.75%      July 1, 2009     June 30, 2017
   Class C Shares........................ Contractual     2.75%      July 1, 2009     June 30, 2017
   Class P Shares........................ Contractual     1.85%      July 1, 2009     June 30, 2017
   Class R5 Shares....................... Contractual     1.75%      July 1, 2009     June 30, 2017
   Class R6 Shares....................... Contractual     1.75%     April 4, 2017     June 30, 2017
   Class S Shares........................ Contractual     1.90%   September 25, 2009  June 30, 2017
   Class Y Shares........................ Contractual     1.75%      July 1, 2009     June 30, 2017

                               AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                      ------------ ---------- ------------------- ---------------
Invesco European Small Company Fund
   Class A Shares........................ Contractual     2.25%      July 1, 2009     June 30, 2017
   Class B Shares........................ Contractual     3.00%      July 1, 2009     June 30, 2017
   Class C Shares........................ Contractual     3.00%      July 1, 2009     June 30, 2017
   Class R6 Shares....................... Contractual     2.00%     April 4, 2017     June 30, 2017
   Class Y Shares........................ Contractual     2.00%      July 1, 2009     June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares........................ Contractual     1.22%    January 1, 2017    April 30, 2018
   Class B Shares........................ Contractual     1.97%    January 1, 2017    April 30, 2018
   Class C Shares........................ Contractual     1.97%    January 1, 2017    April 30, 2018
   Class R Shares........................ Contractual     1.47%    January 1, 2017    April 30, 2018
   Class R5 Shares....................... Contractual     0.97%    January 1, 2017    April 30, 2018
   Class R6 Shares....................... Contractual     0.97%     April 4, 2017     April 30, 2018
   Class Y Shares........................ Contractual     0.97%    January 1, 2017    April 30, 2018

Invesco International Small Company Fund
   Class A Shares........................ Contractual     2.25%      July 1, 2009     June 30, 2017
   Class B Shares........................ Contractual     3.00%      July 1, 2009     June 30, 2017
   Class C Shares........................ Contractual     3.00%      July 1, 2009     June 30, 2017
   Class R5 Shares....................... Contractual     2.00%      July 1, 2009     June 30, 2017
   Class R6 Shares....................... Contractual     2.00%   September 24, 2012  June 30, 2017
   Class Y Shares........................ Contractual     2.00%      July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT     EXPIRATION DATE
----                                        ------------ --------------------  ------------------- ---------------
Invesco Small Cap Equity Fund
   Class A Shares.......................... Contractual                  2.00%    July 1, 2009     June 30, 2017
   Class B Shares.......................... Contractual                  2.75%    July 1, 2009     June 30, 2017
   Class C Shares.......................... Contractual                  2.75%    July 1, 2009     June 30, 2017
   Class R Shares.......................... Contractual                  2.25%    July 1, 2009     June 30, 2017
   Class R5 Shares......................... Contractual                  1.75%    July 1, 2009     June 30, 2017
   Class R6 Shares......................... Contractual                  1.75% September 24, 2012  June 30, 2017
   Class Y Shares.......................... Contractual                  1.75%    July 1, 2009     June 30, 2017

                                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT     EXPIRATION DATE
----                                        ------------ --------------------  ------------------- ---------------
Invesco Alternative Strategies Fund
   Class A Shares.......................... Contractual  1.44% less net AFFE*   January 1, 2017    April 30, 2018
   Class C Shares.......................... Contractual  2.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class R Shares.......................... Contractual  1.69% less net AFFE*   January 1, 2017    April 30, 2018
   Class R5 Shares......................... Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class R6 Shares......................... Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018
   Class Y Shares.......................... Contractual  1.19% less net AFFE*   January 1, 2017    April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares.......................... Contractual                  0.25%  November 4, 2009   April 30, 2018
   Class AX Shares......................... Contractual                  0.25% February 12, 2010   April 30, 2018
   Class B Shares.......................... Contractual                  1.00%  November 4, 2009   April 30, 2018
   Class C Shares.......................... Contractual                  1.00%  November 4, 2009   April 30, 2018
   Class CX Shares......................... Contractual                  1.00% February 12, 2010   April 30, 2018
   Class R Shares.......................... Contractual                  0.50%  November 4, 2009   April 30, 2018
   Class R5 Shares......................... Contractual                  0.00%  November 4, 2009   April 30, 2018
   Class R6 Shares......................... Contractual                  0.00% September 24, 2012  April 30, 2018
   Class RX Shares......................... Contractual                  0.50% February 12, 2010   April 30, 2018
   Class Y Shares.......................... Contractual                  0.00%  November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares.......................... Contractual                  0.25%  November 4, 2009   April 30, 2018
   Class AX Shares......................... Contractual                  0.25% February 12, 2010   April 30, 2018
   Class B Shares.......................... Contractual                  1.00%  November 4, 2009   April 30, 2018
   Class C Shares.......................... Contractual                  1.00%  November 4, 2009   April 30, 2018
   Class CX Shares......................... Contractual                  1.00% February 12, 2010   April 30, 2018
   Class R Shares.......................... Contractual                  0.50%  November 4, 2009   April 30, 2018
   Class R5 Shares......................... Contractual                  0.00%  November 4, 2009   April 30, 2018
   Class R6 Shares......................... Contractual                  0.00% September 24, 2012  April 30, 2018
   Class RX Shares......................... Contractual                  0.50% February 12, 2010   April 30, 2018
   Class Y Shares.......................... Contractual                  0.00%  November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares.......................... Contractual                  0.25%  November 4, 2009   April 30, 2018
   Class AX Shares......................... Contractual                  0.25% February 12, 2010   April 30, 2018
   Class B Shares.......................... Contractual                  1.00%  November 4, 2009   April 30, 2018
   Class C Shares.......................... Contractual                  1.00%  November 4, 2009   April 30, 2018
   Class CX Shares......................... Contractual                  1.00% February 12, 2010   April 30, 2018
   Class R Shares.......................... Contractual                  0.50%  November 4, 2009   April 30, 2018
   Class R5 Shares......................... Contractual                  0.00%  November 4, 2009   April 30, 2018
   Class R6 Shares......................... Contractual                  0.00% September 24, 2012  April 30, 2018
   Class RX Shares......................... Contractual                  0.50% February 12, 2010   April 30, 2018
   Class Y Shares.......................... Contractual                  0.00%  November 4, 2009   April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ---------- ------------------- ---------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares............................... Contractual     0.25%    November 4, 2009   April 30, 2018
   Class AX Shares.............................. Contractual     0.25%   February 12, 2010   April 30, 2018
   Class B Shares............................... Contractual     1.00%    November 4, 2009   April 30, 2018
   Class C Shares............................... Contractual     1.00%    November 4, 2009   April 30, 2018
   Class CX Shares.............................. Contractual     1.00%   February 12, 2010   April 30, 2018
   Class R Shares............................... Contractual     0.50%    November 4, 2009   April 30, 2018
   Class R5 Shares.............................. Contractual     0.00%    November 4, 2009   April 30, 2018
   Class R6 Shares.............................. Contractual     0.00%   September 24, 2012  April 30, 2018
   Class RX Shares.............................. Contractual     0.50%   February 12, 2010   April 30, 2018
   Class Y Shares............................... Contractual     0.00%    November 4, 2009   April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares............................... Contractual     0.25%    November 4, 2009   April 30, 2018
   Class AX Shares.............................. Contractual     0.25%   February 12, 2010   April 30, 2018
   Class B Shares............................... Contractual     1.00%    November 4, 2009   April 30, 2018
   Class C Shares............................... Contractual     1.00%    November 4, 2009   April 30, 2018
   Class CX Shares.............................. Contractual     1.00%   February 12, 2010   April 30, 2018
   Class R Shares............................... Contractual     0.50%    November 4, 2009   April 30, 2018
   Class R5 Shares.............................. Contractual     0.00%    November 4, 2009   April 30, 2018
   Class R6 Shares.............................. Contractual     0.00%   September 24, 2012  April 30, 2018
   Class RX Shares.............................. Contractual     0.50%   February 12, 2010   April 30, 2018
   Class Y Shares............................... Contractual     0.00%    November 4, 2009   April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares............................... Contractual     1.50%      July 1, 2012     June 30, 2017
   Class B Shares............................... Contractual     2.25%      July 1, 2012     June 30, 2017
   Class C Shares............................... Contractual     2.25%      July 1, 2012     June 30, 2017
   Class R Shares............................... Contractual     1.75%      July 1, 2012     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%      July 1, 2012     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%     April 4, 2017     June 30, 2017
   Class S Shares............................... Contractual     1.40%      July 1, 2012     June 30, 2017
   Class Y Shares............................... Contractual     1.25%      July 1, 2012     June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares............................... Contractual     1.50%      July 1, 2012     June 30, 2017
   Class B Shares............................... Contractual     2.25%      July 1, 2012     June 30, 2017
   Class C Shares............................... Contractual     2.25%      July 1, 2012     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%      July 1, 2012     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%   September 24, 2012  June 30, 2017
   Class Y Shares............................... Contractual     1.25%      July 1, 2012     June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares............................... Contractual     2.00%      May 1, 2016      June 30, 2017
   Class B Shares............................... Contractual     2.75%      May 1, 2016      June 30, 2017
   Class C Shares............................... Contractual     2.75%      May 1, 2016      June 30, 2017
   Class R Shares............................... Contractual     2.25%      May 1, 2016      June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%      May 1, 2016      June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.75%      May 1, 2016      June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares............................... Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares............................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares............................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R Shares............................... Contractual     2.25%      July 1, 2012     June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%      July 1, 2012     June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class S Shares............................... Contractual     1.90%      July 1, 2012     June 30, 2017
   Class Y Shares............................... Contractual     1.75%      July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT     EXPIRATION DATE
----                                   ------------ --------------------  ------------------- ---------------
Invesco Income Allocation Fund
   Class A Shares..................... Contractual                  0.25%    May 1, 2012      April 30, 2018
   Class B Shares..................... Contractual                  1.00%    May 1, 2012      April 30, 2018
   Class C Shares..................... Contractual                  1.00%    May 1, 2012      April 30, 2018
   Class R Shares..................... Contractual                  0.50%    May 1, 2012      April 30, 2018
   Class R5 Shares.................... Contractual                  0.00%    May 1, 2012      April 30, 2018
   Class R6 Shares.................... Contractual                  0.00%   April 4, 2017     April 30, 2018
   Class Y Shares..................... Contractual                  0.00%    May 1, 2012      April 30, 2018

Invesco International Allocation Fund
   Class A Shares..................... Contractual                  2.25%    May 1, 2012      June 30, 2017
   Class B Shares..................... Contractual                  3.00%    May 1, 2012      June 30, 2017
   Class C Shares..................... Contractual                  3.00%    May 1, 2012      June 30, 2017
   Class R Shares..................... Contractual                  2.50%    May 1, 2012      June 30, 2017
   Class R5 Shares.................... Contractual                  2.00%    May 1, 2012      June 30, 2017
   Class R6 Shares.................... Contractual                  2.00%   April 4, 2017     June 30, 2017
   Class Y Shares..................... Contractual                  2.00%    May 1, 2012      June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares..................... Contractual                  2.00%    July 1, 2009     June 30, 2017
   Class B Shares..................... Contractual                  2.75%    July 1, 2009     June 30, 2017
   Class C Shares..................... Contractual                  2.75%    July 1, 2009     June 30, 2017
   Class R Shares..................... Contractual                  2.25%    July 1, 2009     June 30, 2017
   Class R5 Shares.................... Contractual                  1.75%    July 1, 2009     June 30, 2017
   Class R6 Shares.................... Contractual                  1.75% September 24, 2012  June 30, 2017
   Class Y Shares..................... Contractual                  1.75%    July 1, 2009     June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares..................... Contractual                  1.50%    July 1, 2012     June 30, 2017
   Class B Shares..................... Contractual                  2.25%    July 1, 2012     June 30, 2017
   Class C Shares..................... Contractual                  2.25%    July 1, 2012     June 30, 2017
   Class R Shares..................... Contractual                  1.75%    July 1, 2012     June 30, 2017
   Class R5 Shares.................... Contractual                  1.25%    July 1, 2012     June 30, 2017
   Class R6 Shares.................... Contractual                  1.25%   April 4, 2017     June 30, 2017
   Class S Shares..................... Contractual                  1.40%    July 1, 2012     June 30, 2017
   Class Y Shares..................... Contractual                  1.25%    July 1, 2012     June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares..................... Contractual  1.02% less net AFFE*   January 1, 2017    April 30, 2018
   Class C Shares..................... Contractual  1.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class R Shares..................... Contractual  1.27% less net AFFE*   January 1, 2017    April 30, 2018
   Class R5 Shares.................... Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class R6 Shares.................... Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018
   Class Y Shares..................... Contractual  0.77% less net AFFE*   January 1, 2017    April 30, 2018

Invesco Quality Income Fund
   Class A Shares..................... Contractual                  1.50%    July 1, 2012     June 30, 2017
   Class B Shares..................... Contractual                  2.25%    July 1, 2012     June 30, 2017
   Class C Shares..................... Contractual                  2.25%    July 1, 2012     June 30, 2017
   Class R5 Shares.................... Contractual                  1.25%    July 1, 2012     June 30, 2017
   Class R6 Shares.................... Contractual                  1.25%   April 4, 2017     June 30, 2017
   Class Y Shares..................... Contractual                  1.25%    July 1, 2012     June 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares..................... Contractual                  2.00%    July 1, 2009     June 30, 2017
   Class B Shares..................... Contractual                  2.75%    July 1, 2009     June 30, 2017
   Class C Shares..................... Contractual                  2.75%    July 1, 2009     June 30, 2017
   Class R Shares..................... Contractual                  2.25%    July 1, 2009     June 30, 2017
   Class R5 Shares.................... Contractual                  1.75%    July 1, 2009     June 30, 2017
   Class R6 Shares.................... Contractual                  1.75% September 24, 2012  June 30, 2017
   Class Y Shares..................... Contractual                  1.75%    July 1, 2009     June 30, 2017
   Investor Class Shares.............. Contractual                  2.00%    July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                         VOLUNTARY   LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                                        ------------ ---------- -----------------  ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares.......................... Contractual     2.25%    July 1, 2009        June 30, 2017
   Class B Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class C Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class R6 Shares......................... Contractual     2.00%    April 4, 2017       June 30, 2017
   Class Y Shares.......................... Contractual     2.00%    July 1, 2009        June 30, 2017

Invesco European Growth Fund
   Class A Shares.......................... Contractual     2.25%    July 1, 2009        June 30, 2017
   Class B Shares.......................... Contractual     3.00%    July 1, 2009        June 30. 2017
   Class C Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class R Shares.......................... Contractual     2.50%    July 1, 2009        June 30, 2017
   Class R6 Shares......................... Contractual     2.00%    April 4, 2017       June 30, 2017
   Class Y Shares.......................... Contractual     2.00%    July 1, 2009        June 30, 2017
   Investor Class Shares................... Contractual     2.25%    July 1, 2009        June 30, 2017

Invesco Global Growth Fund
   Class A Shares.......................... Contractual     1.22%   January 1, 2017    February 28, 2018
   Class B Shares.......................... Contractual     1.97%   January 1, 2017    February 28, 2018
   Class C Shares.......................... Contractual     1.97%   January 1, 2017    February 28, 2018
   Class R5 Shares......................... Contractual     0.97%   January 1, 2017    February 28, 2018
   Class R6 Shares......................... Contractual     0.97%   January 1, 2017    February 28, 2018
   Class Y Shares.......................... Contractual     0.97%   January 1, 2017    February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares.......................... Contractual     1.02%   January 1, 2017    February 28, 2018
   Class C Shares.......................... Contractual     1.77%   January 1, 2017    February 28, 2018
   Class R Shares.......................... Contractual     1.27%   January 1, 2017    February 28, 2018
   Class R5 Shares......................... Contractual     0.77%   January 1, 2017    February 28, 2018
   Class R6 Shares......................... Contractual     0.77%   January 1, 2017    February 28, 2018
   Class Y Shares.......................... Contractual     0.77%   January 1, 2017    February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares.......................... Contractual     2.25%    July 1, 2009        June 30. 2017
   Class B Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class C Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class R5 Shares......................... Contractual     2.00%    July 1, 2009        June 30, 2017
   Class R6 Shares......................... Contractual     2.00%    April 4, 2017       June 30, 2017
   Class Y Shares.......................... Contractual     2.00%    July 1, 2009        June 30, 2017

Invesco Global Responsibility Equity Fund
   Class A Shares.......................... Contractual     0.85%    June 30, 2016     February 28, 2018
   Class C Shares.......................... Contractual     1.60%    June 30, 2016     February 28, 2018
   Class R Shares.......................... Contractual     1.10%    June 30, 2016     February 28, 2018
   Class R5 Shares......................... Contractual     0.60%    June 30, 2016     February 28, 2018
   Class R6 Shares......................... Contractual     0.60%    June 30, 2016     February 28, 2018
   Class Y Shares.......................... Contractual     0.60%    June 30, 2016     February 28, 2018

Invesco International Companies Fund
   Class A Shares.......................... Contractual     1.12%   January 1, 2017    February 28, 2018
   Class C Shares.......................... Contractual     1.87%   January 1, 2017    February 28, 2018
   Class R Shares.......................... Contractual     1.37%   January 1, 2017    February 28, 2018
   Class R5 Shares......................... Contractual     0.87%   January 1, 2017    February 28, 2018
   Class R6 Shares......................... Contractual     0.87%   January 1, 2017    February 28, 2018
   Class Y Shares.......................... Contractual     0.87%   January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                                              ------------ ---------- ------------------- ------------------
Invesco International Core Equity Fund
   Class A Shares................................ Contractual     1.12%    January 1, 2017    February 28, 2018
   Class B Shares................................ Contractual     1.87%    January 1, 2017    February 28, 2018
   Class C Shares................................ Contractual     1.87%    January 1, 2017    February 28, 2018
   Class R Shares................................ Contractual     1.37%    January 1, 2017    February 28, 2018
   Class R5 Shares............................... Contractual     0.87%    January 1, 2017    February 28, 2018
   Class R6 Shares............................... Contractual     0.87%    January 1, 2017    February 28, 2018
   Class Y Shares................................ Contractual     0.87%    January 1, 2017    February 28, 2018
   Investor Class Shares......................... Contractual     1.12%    January 1, 2017    February 28, 2018

Invesco International Growth Fund
   Class A Shares................................ Contractual     2.25%      July 1, 2013       June 30, 2017
   Class B Shares................................ Contractual     3.00%      July 1, 2013       June 30, 2017
   Class C Shares................................ Contractual     3.00%      July 1, 2013       June 30, 2017
   Class R Shares................................ Contractual     2.50%      July 1, 2013       June 30, 2017
   Class R5 Shares............................... Contractual     2.00%      July 1, 2013       June 30, 2017
   Class R6 Shares............................... Contractual     2.00%      July 1, 2013       June 30, 2017
   Class Y Shares................................ Contractual     2.00%      July 1, 2013       June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares................................ Contractual     1.02%    January 1, 2017    February 28, 2018
   Class C Shares................................ Contractual     1.77%    January 1, 2017    February 28, 2018
   Class R Shares................................ Contractual     1.27%    January 1, 2017    February 28, 2018
   Class R5 Shares............................... Contractual     0.77%    January 1, 2017    February 28, 2018
   Class R6 Shares............................... Contractual     0.77%    January 1, 2017    February 28, 2018
   Class Y Shares................................ Contractual     0.77%    January 1, 2017    February 28, 2018

                                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                                              ------------ ---------- ------------------- ------------------

Invesco All Cap Market Neutral Fund
   Class A Shares................................
   Class C Shares................................ Contractual     1.50%    January 1, 2017    February 28, 2018
   Class R Shares................................ Contractual     2.25%    January 1, 2017    February 28, 2018
   Class R5 Shares............................... Contractual     1.75%    January 1, 2017    February 28, 2018
   Class R6 Shares............................... Contractual     1.25%    January 1, 2017    February 28, 2018
   Class Y Shares................................ Contractual     1.25%    January 1, 2017    February 28, 2018
                                                  Contractual     1.25%    January 1, 2017    February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares................................ Contractual     2.00%      July 1, 2012       June 30. 2017
   Class B Shares................................ Contractual     2.75%      July 1, 2012       June 30, 2017
   Class C Shares................................ Contractual     2.75%      July 1, 2012       June 30, 2017
   Class R Shares................................ Contractual     2.25%      July 1, 2012       June 30, 2017
   Class R5 Shares............................... Contractual     1.75%      July 1, 2012       June 30, 2017
   Class R6 Shares............................... Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares................................ Contractual     1.75%      July 1, 2012       June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares................................ Contractual     2.00%      July 1, 2014       June 30. 2017
   Class B Shares................................ Contractual     2.75%      July 1, 2014       June 30, 2017
   Class C Shares................................ Contractual     2.75%      July 1, 2014       June 30, 2017
   Class R Shares................................ Contractual     2.25%      July 1, 2014       June 30, 2017
   Class R5 Shares............................... Contractual     1.75%      July 1, 2014       June 30, 2017
   Class R6 Shares............................... Contractual     1.75%      July 1, 2014       June 30, 2017
   Class Y Shares................................ Contractual     1.75%      July 1, 2014       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                                         ------------ ---------- ------------------- ------------------
Invesco Developing Markets Fund
   Class A Shares........................... Contractual     2.25%      July 1, 2012       June 30. 2017
   Class B Shares........................... Contractual     3.00%      July 1, 2012       June 30, 2017
   Class C Shares........................... Contractual     3.00%      July 1, 2012       June 30, 2017
   Class R5 Shares.......................... Contractual     2.00%      July 1, 2012       June 30, 2017
   Class R6 Shares.......................... Contractual     2.00%   September 24, 2012    June 30, 2017
   Class Y Shares........................... Contractual     2.00%      July 1, 2012       June 30, 2017

Invesco Emerging Markets Equity Fund
   Class A Shares........................... Contractual     1.33%    January 1, 2017    February 28, 2018
   Class C Shares........................... Contractual     2.08%    January 1, 2017    February 28, 2018
   Class R Shares........................... Contractual     1.58%    January 1, 2017    February 28, 2018
   Class R5 Shares.......................... Contractual     1.08%    January 1, 2017    February 28, 2018
   Class R6 Shares.......................... Contractual     1.08%    January 1, 2017    February 28, 2018
   Class Y Shares........................... Contractual     1.08%    January 1, 2017    February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares........................... Contractual     1.24%     June 14, 2010     February 28, 2018
   Class B Shares........................... Contractual     1.99%     June 14, 2010     February 28, 2018
   Class C Shares........................... Contractual     1.99%     June 14, 2010     February 28, 2018
   Class R Shares........................... Contractual     1.49%     June 14, 2010     February 28, 2018
   Class R5 Shares.......................... Contractual     0.99%     June 14, 2010     February 28, 2018
   Class R6 Shares.......................... Contractual     0.99%   September 24, 2012  February 28, 2018
   Class Y Shares........................... Contractual     0.99%     June 14, 2010     February 28, 2018

Invesco Endeavor Fund
   Class A Shares........................... Contractual     2.00%      July 1, 2009       June 30. 2017
   Class B Shares........................... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class C Shares........................... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class R Shares........................... Contractual     2.25%      July 1, 2009       June 30, 2017
   Class R5 Shares.......................... Contractual     1.75%      July 1, 2009       June 30, 2017
   Class R6 Shares.......................... Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares........................... Contractual     1.75%      July 1, 2009       June 30, 2017

Invesco Global Health Care Fund
   Class A Shares........................... Contractual     2.00%      July 1, 2012       June 30. 2017
   Class B Shares........................... Contractual     2.75%      July 1, 2012       June 30, 2017
   Class C Shares........................... Contractual     2.75%      July 1, 2012       June 30, 2017
   Class R6 Shares.......................... Contractual     1.75%      July 1, 2012       June 30, 2017
   Class Y Shares........................... Contractual     1.75%     April 4, 2017       June 30, 2017
   Investor Class Shares.................... Contractual     2.00%      July 1, 2012       June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares........................... Contractual     1.28%    January 1, 2017    February 28, 2018
   Class C Shares........................... Contractual     2.03%    January 1, 2017    February 28, 2018
   Class R Shares........................... Contractual     1.53%    January 1, 2017    February 28, 2018
   Class R5 Shares.......................... Contractual     1.03%    January 1, 2017    February 28, 2018
   Class R6 Shares.......................... Contractual     1.03%    January 1, 2017    February 28, 2018
   Class Y Shares........................... Contractual     1.03%    January 1, 2017    February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares........................... Contractual     1.50%    January 1, 2017    February 28, 2018
   Class C Shares........................... Contractual     2.25%    January 1, 2017    February 28, 2018
   Class R Shares........................... Contractual     1.75%    January 1, 2017    February 28, 2018
   Class R5 Shares.......................... Contractual     1.25%    January 1, 2017    February 28, 2018
   Class R6 Shares.......................... Contractual     1.25%    January 1, 2017    February 28, 2018
   Class Y Shares........................... Contractual     1.25%    January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/                       EFFECTIVE DATE OF
FUND                                           VOLUNTARY    EXPENSE LIMITATION    CURRENT LIMIT      EXPIRATION DATE
----                                          ------------ --------------------  ------------------ ------------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares............................ Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018

Invesco Greater China Fund
   Class A Shares............................ Contractual                  2.25%   July 1, 2009       June 30, 2017
   Class B Shares............................ Contractual                  3.00%   July 1, 2009       June 30, 2017
   Class C Shares............................ Contractual                  3.00%   July 1, 2009       June 30, 2017
   Class R5 Shares........................... Contractual                  2.00%   July 1, 2009       June 30, 2017
   Class R6 Shares........................... Contractual                  2.00%   April 4, 2017      June 30, 2017
   Class Y Shares............................ Contractual                  2.00%   July 1, 2009       June 30, 2017

Invesco Long/Short Equity Fund
   Class A Shares............................ Contractual                  1.59%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.34%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.84%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.34%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.34%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.34%  January 1, 2017   February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares............................ Contractual                  1.33%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.08%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.58%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.08%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.08%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.08%  January 1, 2017   February 28, 2018

Invesco MLP Fund
   Class A Shares............................ Contractual                  1.28%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.03%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.53%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.03%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.03%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.03%  January 1, 2017   February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares............................ Contractual                  1.44%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.19%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.69%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.19%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.19%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.19%  January 1, 2017   February 28, 2018

Invesco Macro International Equity Fund
   Class A Shares............................ Contractual                  1.43% December 17, 2013  February 28, 2018
   Class C Shares............................ Contractual                  2.18% December 17, 2013  February 28, 2018
   Class R Shares............................ Contractual                  1.68% December 17, 2013  February 28, 2018
   Class R5 Shares........................... Contractual                  1.18% December 17, 2013  February 28, 2018
   Class R6 Shares........................... Contractual                  1.18% December 17, 2013  February 28, 2018
   Class Y Shares............................ Contractual                  1.18% December 17, 2013  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                             ------------ ---------- ------------------- ------------------
Invesco Macro Long/Short Fund
   Class A Shares............... Contractual     1.87%   December 17, 2013   February 28, 2018
   Class C Shares............... Contractual     2.62%   December 17, 2013   February 28, 2018
   Class R Shares............... Contractual     2.12%   December 17, 2013   February 28, 2018
   Class R5 Shares.............. Contractual     1.62%   December 17, 2013   February 28, 2018
   Class R6 Shares.............. Contractual     1.62%   December 17, 2013   February 28, 2018
   Class Y Shares............... Contractual     1.62%   December 17, 2013   February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares............... Contractual     0.85%    January 1, 2017    February 28, 2018
   Class C Shares............... Contractual     1.60%    January 1, 2017    February 28, 2018
   Class R Shares............... Contractual     1.10%    January 1, 2017    February 28, 2018
   Class R5 Shares.............. Contractual     0.60%    January 1, 2017    February 28, 2018
   Class R6 Shares.............. Contractual     0.60%    January 1, 2017    February 28, 2018
   Class Y Shares............... Contractual     0.60%    January 1, 2017    February 28, 2018

Invesco Pacific Growth Fund
   Class A Shares............... Contractual     2.25%      July 1, 2012       June 30. 2017
   Class B Shares............... Contractual     3.00%      July 1, 2012       June 30, 2017
   Class C Shares............... Contractual     3.00%      July 1, 2012       June 30, 2017
   Class R Shares............... Contractual     2.50%      July 1, 2012       June 30, 2017
   Class R5 Shares.............. Contractual     2.00%      July 1, 2012       June 30, 2017
   Class R6 Shares.............. Contractual     2.00%     April 4, 2017       June 30, 2017
   Class Y Shares............... Contractual     2.00%      July 1, 2012       June 30, 2017

Invesco Select Companies Fund
   Class A Shares............... Contractual     2.00%      July 1, 2009       June 30. 2017
   Class B Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class C Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class R Shares............... Contractual     2.25%      July 1, 2009       June 30, 2017
   Class R5 Shares.............. Contractual     1.75%      July 1, 2009       June 30, 2017
   Class R6 Shares.............. Contractual     1.75%     April 4, 2017       June 30, 2017
   Class Y Shares............... Contractual     1.75%      July 1, 2009       June 30, 2017

Invesco World Bond Fund
   Class A Shares............... Contractual     0.94%    December 1, 2016   February 28, 2018
   Class B Shares............... Contractual     1.69%    December 1, 2016   February 28, 2018
   Class C Shares............... Contractual     1.69%    December 1, 2016   February 28, 2018
   Class R5 Shares.............. Contractual     0.69%    December 1, 2016   February 28, 2018
   Class R6 Shares.............. Contractual     0.69%    December 1, 2016   February 28, 2018
   Class Y Shares............... Contractual     0.69%    December 1, 2016   February 28, 2018

            AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                             ------------ ---------- ------------------- ------------------
Invesco Corporate Bond Fund
   Class A Shares............... Contractual     1.50%      July 1, 2012       June 30, 2017
   Class B Shares............... Contractual     2.25%      July 1, 2012       June 30, 2017
   Class C Shares............... Contractual     2.25%      July 1, 2012       June 30, 2017
   Class R Shares............... Contractual     1.75%      July 1, 2012       June 30, 2017
   Class R5 Shares.............. Contractual     1.25%      July 1, 2012       June 30, 2017
   Class R6 Shares.............. Contractual     1.25%   September 24, 2012    June 30, 2017
   Class Y Shares............... Contractual     1.25%      July 1, 2012       June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares............... Contractual     2.00%      July 1, 2009       June 30, 2017
   Class B Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class C Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class R Shares............... Contractual     2.25%      July 1, 2009       June 30, 2017
   Class R5 Shares.............. Contractual     1.75%      July 1, 2009       June 30, 2017
   Class R6 Shares.............. Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares............... Contractual     1.75%      July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ----------  ------------------- ---------------
Invesco High Yield Fund
   Class A Shares............................... Contractual     1.50%       July 1, 2013     June 30, 2017
   Class B Shares............................... Contractual     2.25%       July 1, 2013     June 30, 2017
   Class C Shares............................... Contractual     2.25%       July 1, 2013     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class Y Shares............................... Contractual     1.25%       July 1, 2013     June 30, 2017
   Investor Class Shares........................ Contractual     1.50%       July 1, 2013     June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares............................... Contractual     0.55%    December 31, 2015   June 30, 2017
   Class A2 Shares.............................. Contractual     0.45%    December 31, 2015   June 30, 2017
   Class R5 Shares.............................. Contractual     0.30%    December 31, 2015   June 30, 2017
   Class R6 Shares.............................. Contractual     0.30%    December 31, 2015   June 30, 2017
   Class Y Shares............................... Contractual     0.30%    December 31, 2015   June 30, 2017

Invesco Real Estate Fund
   Class A Shares............................... Contractual     2.00%       July 1, 2012     June 30, 2017
   Class B Shares............................... Contractual     2.75%       July 1, 2012     June 30, 2017
   Class C Shares............................... Contractual     2.75%       July 1, 2012     June 30, 2017
   Class R Shares............................... Contractual     2.25%       July 1, 2012     June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%       July 1, 2012     June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%    September 24, 2012  June 30, 2017
   Class Y Shares............................... Contractual     1.75%       July 1, 2012     June 30, 2017
   Investor Class Shares........................ Contractual     2.00%       July 1, 2012     June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares............................... Contractual     1.40%       July 1, 2013     June 30, 2017
   Class C Shares............................... Contractual     1.75%/6/    July 1, 2013     June 30, 2017
   Class R Shares............................... Contractual     1.75%       July 1, 2013     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class Y Shares............................... Contractual     1.25%       July 1, 2013     June 30, 2017

Invesco U.S. Government Fund
   Class A Shares............................... Contractual     1.50%       July 1, 2012     June 30, 2017
   Class B Shares............................... Contractual     2.25%       July 1, 2012     June 30, 2017
   Class C Shares............................... Contractual     2.25%       July 1, 2012     June 30, 2017
   Class R Shares............................... Contractual     1.75%       July 1, 2012     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%       July 1, 2012     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%      April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%       July 1, 2012     June 30, 2017
   Investor Class Shares........................ Contractual     1.50%       July 1, 2012     June 30, 2017

                                  AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ----------  ------------------- ---------------
Invesco American Value Fund
   Class A Shares............................... Contractual     2.00%       July 1, 2013     June 30, 2017
   Class B Shares............................... Contractual     2.75%       July 1, 2013     June 30, 2017
   Class C Shares............................... Contractual     2.75%       July 1, 2013     June 30, 2017
   Class R Shares............................... Contractual     2.25%       July 1, 2013     June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%       July 1, 2013     June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%       July 1, 2013     June 30, 2017
   Class Y Shares............................... Contractual     1.75%       July 1, 2013     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                 ------------ ---------- ------------------- ---------------
Invesco Comstock Fund
   Class A Shares................... Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R Shares................... Contractual     2.25%      July 1, 2012     June 30, 2017
   Class R5 Shares.................. Contractual     1.75%      July 1, 2012     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%   September 24, 2012  June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2012     June 30, 2017

Invesco Energy Fund
   Class A Shares................... Contractual     2.00%      July 1, 2009     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class R5 Shares.................. Contractual     1.75%      July 1, 2009     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2009     June 30, 2017
   Investor Class Shares............ Contractual     2.00%      July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
   Class A Shares................... Contractual     2.00%   September 1, 2016   June 30, 2017
   Class B Shares................... Contractual     2.75%   September 1, 2016   June 30, 2017
   Class C Shares................... Contractual     2.75%   September 1, 2016   June 30, 2017
   Class R5 Shares.................. Contractual     1.75%   September 1, 2016   June 30, 2017
   Class R6 Shares.................. Contractual     1.75%   September 1, 2016   June 30, 2017
   Class Y Shares................... Contractual     1.75%   September 1, 2016   June 30, 2017
   Investor Class Shares............ Contractual     2.00%   September 1, 2016   June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares................... Contractual     2.00%      July 1, 2009     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2009     June 30, 2017
   Investor Class Shares............ Contractual     2.00%      July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares................... Contractual     2.00%     August 1, 2015    June 30, 2017
   Class B Shares................... Contractual     2.75%     August 1, 2015    June 30, 2017
   Class C Shares................... Contractual     2.75%     August 1, 2015    June 30, 2017
   Class R Shares................... Contractual     2.25%     August 1, 2015    June 30, 2017
   Class R5 Shares.................. Contractual     1.75%     August 1, 2015    June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     August 1, 2015    June 30, 2017
   Class Y Shares................... Contractual     1.75%     August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares................... Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%    February 7, 2017   June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2012     June 30, 2017

Invesco Technology Fund
   Class A Shares................... Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R5 Shares.................. Contractual     1.75%      July 1, 2012     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2012     June 30, 2017
   Investor Class Shares............ Contractual     2.00%      July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
   Class A Shares................... Contractual     2.00%   February 12, 2010   June 30, 2017
   Class B Shares................... Contractual     2.75%   February 12, 2010   June 30, 2017
   Class C Shares................... Contractual     2.75%   February 12, 2010   June 30, 2017
   Class Y Shares................... Contractual     1.75%   February 12, 2010   June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION  CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ---------- -----------------  ---------------
Invesco Value Opportunities Fund
   Class A Shares............................... Contractual     2.00%    July 1, 2012      June 30, 2017
   Class B Shares............................... Contractual     2.75%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     2.75%    July 1, 2012      June 30, 2017
   Class R Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%    July 1, 2012      June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.75%    July 1, 2012      June 30, 2017

                             AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION  CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ---------- -----------------  ---------------
Invesco High Yield Municipal Fund
   Class A Shares............................... Contractual     1.50%    July 1, 2012      June 30, 2017
   Class B Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%    July 1, 2012      June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%    July 1, 2012      June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares............................... Contractual     0.84%    July 1, 2016      April 30, 2018
   Class B Shares............................... Contractual     1.59%    July 1, 2016      April 30, 2018
   Class C Shares............................... Contractual     1.59%    July 1, 2016      April 30, 2018
   Class R6 Shares.............................. Contractual     0.59%    April 4, 2017     April 30, 2018
   Class Y Shares............................... Contractual     0.59%    July 1, 2016      April 30, 2018

Invesco Municipal Income Fund
   Class A Shares............................... Contractual     1.50%    July 1, 2013      June 30, 2017
   Class B Shares............................... Contractual     2.25%    July 1, 2013      June 30, 2017
   Class C Shares............................... Contractual     2.25%    July 1, 2013      June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%    July 1, 2013      June 30, 2017
   Investor Class............................... Contractual     1.50%    July 15, 2013     June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares............................... Contractual     1.50%    July 1, 2012      June 30, 2017
   Class B Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%    July 1, 2012      June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares...............................
   Class A2 Shares.............................. Contractual     1.50%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     1.25%    July 1, 2012      June 30, 2017
   Class R5 Shares.............................. Contractual     2.25%    June 30, 2013     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    July 1, 2012      June 30, 2017
   Class Y Shares............................... Contractual     1.25%    April 4, 2017     June 30, 2017
                                                 Contractual     1.25%    July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                            INVESCO MANAGEMENT TRUST

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                   VOLUNTARY   LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                                                  ------------ ---------- -----------------  ------------------
Invesco Conservative Income Fund Institutional Class  Contractual     0.28%    July 1, 2014      December 31, 2017

                                            INVESCO SECURITIES TRUST

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                   VOLUNTARY   LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                                                  ------------ ---------- -----------------  ------------------
Invesco Balanced-Risk Aggressive Allocation Fund      Contractual     0.94%   January 1, 2017    February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                      EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                                 SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                 VOLUNTARY   LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                                ------------ ---------- -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class........... Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class....... Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class........ Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class.................. Contractual     0.34%     June 1, 2016     December 31, 2017

Liquid Assets Portfolio
   Cash Management Class........... Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class....... Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class........ Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class.................. Contractual     0.38%     June 1, 2016     December 31, 2017

STIC Prime Portfolio
   Cash Management Class........... Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class....... Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class........ Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class.................. Contractual     0.34%     June 1, 2016     December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class........... Contractual     0.28%     June 1, 2016     December 31, 2017
   Corporate Class................. Contractual     0.23%     June 1, 2016     December 31, 2017
   Institutional Class............. Contractual     0.20%     June 1, 2016     December 31, 2017
   Personal Investment Class....... Contractual     0.75%     June 1, 2016     December 31, 2017
   Private Investment Class........ Contractual     0.45%     June 1, 2016     December 31, 2017
   Reserve Class................... Contractual     1.07%     June 1, 2016     December 31, 2017
   Resource Class.................. Contractual     0.36%     June 1, 2016     December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class........... Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class....... Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class........ Contractual     0.43%     June 1, 2016     December 31, 2017
   Reserve Class................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class.................. Contractual     0.34%     June 1, 2016     December 31, 2017

Treasury Portfolio
   Cash Management Class........... Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class....... Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class........ Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class.................. Contractual     0.34%     June 1, 2016     December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                   EXHIBIT "C" - VARIABLE INSURANCE FUNDS

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT     EXPIRATION DATE
----                                           ------------ --------------------  -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares............................ Contractual                  2.00%   July 1, 2014     June 30, 2017
   Series II Shares........................... Contractual                  2.25%   July 1, 2014     June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares............................ Contractual                  2.00%   July 1, 2012     June 30, 2017
   Series II Shares........................... Contractual                  2.25%   July 1, 2012     June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares............................ Contractual  0.80% less net AFFE*    May 1, 2014      April 30, 2018
   Series II Shares........................... Contractual  1.05% less net AFFE*    May 1, 2014      April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares............................ Contractual                  0.78%   May 1, 2013      April 30, 2018
   Series II Shares........................... Contractual                  1.03%   May 1, 2013      April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares............................ Contractual                  2.00%   May 1, 2013      June 30, 2017
   Series II Shares........................... Contractual                  2.25%   May 1, 2013      June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares............................ Contractual                  0.61%  April 30, 2015    April 30, 2018
   Series II Shares........................... Contractual                  0.86%  April 30, 2015    April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares............................ Contractual                  2.00%   May 1, 2013      June 30, 2017
   Series II Shares........................... Contractual                  2.25%   May 1, 2013      June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares............................ Contractual                  2.00%   July 1, 2012     June 30, 2017
   Series II Shares........................... Contractual                  2.25%   July 1, 2012     June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares............................ Contractual                  1.50%   July 1, 2012     June 30, 2017
   Series II Shares........................... Contractual                  1.75%   July 1, 2012     June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares............................ Contractual                  2.25%   July 1, 2012     June 30, 2017
   Series II Shares........................... Contractual                  2.50%   July 1, 2012     June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares............................ Contractual                  2.00%   May 1. 2013      June 30, 2017
   Series II Shares........................... Contractual                  2.25%   May 1, 2013      June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares............................ Contractual                  2.00%   May 1. 2013      June 30, 2017
   Series II Shares........................... Contractual                  2.25%   May 1, 2013      June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                        VOLUNTARY   LIMITATION  CURRENT LIMIT     EXPIRATION DATE
----                                       ------------ ---------- -----------------  ---------------
Invesco V.I. Government Money Market Fund
   Series I Shares........................ Contractual     1.50%     May 1, 2013      June 30, 2017
   Series II Shares....................... Contractual     1.75%     May 1, 2013      June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares........................ Contractual     1.50%     May 1, 2013      June 30, 2017
   Series II Shares....................... Contractual     1.75%     May 1, 2013      June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares........................ Contractual     0.78%     May 1. 2013      April 30, 2018
   Series II Shares....................... Contractual     1.03%     May 1, 2013      April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares........................ Contractual     1.50%     May 1, 2014      June 30, 2017
   Series II Shares....................... Contractual     1.75%     May 1, 2014      June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares........................ Contractual     2.25%     July 1, 2012     June 30, 2017
   Series II Shares....................... Contractual     2.50%     July 1, 2012     June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares........................ Contractual     2.00%     May 1, 2015      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2015      June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares........................ Contractual     2.00%     July 1, 2014     June 30, 2017
   Series II Shares....................... Contractual     2.25%     July 1, 2014     June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares........................ Contractual     2.00%     July 1, 2012     June 30, 2017
   Series II Shares....................... Contractual     2.25%     July 1, 2012     June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

* Acquired Fund Fees and Expenses ("AFFE") will be calculated as of the Fund's fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. "Net AFFE" will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund's fiscal year end will be used throughout the waiver period in establishing the Fund's waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
          INVESCO SECURITIES TRUST
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By:     /s/ John M. Zerr
                  --------------------------
          Title:  Senior Vice President

          Invesco Advisers, Inc.

          By:     /s/ John M. Zerr
                  --------------------------
          Title:  Senior Vice President

                                   EXHIBIT "A" - RETAIL FUNDS/1 /

                    AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares....................... Contractual     2.00%      July 1, 2013      June 30, 2017
   Class B Shares....................... Contractual     2.75%      July 1, 2013      June 30, 2017
   Class C Shares....................... Contractual     2.75%      July 1, 2013      June 30, 2017
   Class R Shares....................... Contractual     2.25%      July 1, 2013      June 30, 2017
   Class R5 Shares...................... Contractual     1.75%      July 1, 2013      June 30, 2017
   Class R6 Shares...................... Contractual     1.75%      July 1, 2013      June 30, 2017
   Class Y Shares....................... Contractual     1.75%      July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares....................... Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares....................... Contractual     2.00%      July 1, 2012      June 30, 2017
   Class C Shares....................... Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares...................... Contractual     1.25%     April 4, 2017      June 30, 2017
   Class Y Shares....................... Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares....................... Contractual     0.75%   December 16, 2016  December 31, 2017
   Class B Shares....................... Contractual     1.50%   December 16, 2016  December 31, 2017
   Class C Shares....................... Contractual     1.50%   December 16, 2016  December 31, 2017
   Class R Shares....................... Contractual     1.00%   December 16, 2016  December 31, 2017
   Class R5 Shares...................... Contractual     0.50%   December 16, 2016  December 31, 2017
   Class R6 Shares...................... Contractual     0.50%   December 16, 2016  December 31, 2017
   Class Y Shares....................... Contractual     0.50%   December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares....................... Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares....................... Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares....................... Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares....................... Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares....................... Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares....................... Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares....................... Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares....................... Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R Shares....................... Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R5 Shares...................... Contractual     1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares....................... Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares....................... Contractual     1.50%     April 14, 2006     June 30, 2017
   Class C Shares....................... Contractual     2.00%     April 14, 2006     June 30, 2017
   Class R Shares....................... Contractual     1.75%     April 14, 2006     June 30, 2017
   Class R5 Shares...................... Contractual     1.25%     April 14, 2006     June 30, 2017
   Class R6 Shares...................... Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares....................... Contractual     1.25%    October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares....................... Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares....................... Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares....................... Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R5 Shares...................... Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares...................... Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares....................... Contractual     1.75%      July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/                       EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY    EXPENSE LIMITATION     CURRENT LIMIT          DATE
----                                         ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares........................... Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R Shares........................... Contractual         2.25%             July 1, 2012      June 30, 2017
   Class R5 Shares.......................... Contractual         1.75%             July 1, 2012      June 30, 2017
   Class R6 Shares.......................... Contractual         1.75%          September 24, 2012   June 30, 2017
   Class Y Shares........................... Contractual         1.75%             July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares........................... Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R Shares........................... Contractual         2.25%             July 1, 2012      June 30, 2017
   Class R5 Shares.......................... Contractual         1.75%             July 1, 2012      June 30, 2017
   Class R6 Shares.......................... Contractual         1.75%            April 4, 2017      June 30, 2017
   Class Y Shares........................... Contractual         1.75%             July 1, 2012      June 30, 2017
   Investor Class Shares.................... Contractual         2.00%             July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares........................... Contractual         1.50%             July 1, 2012      June 30, 2017
   Class B Shares........................... Contractual         2.25%             July 1, 2012      June 30, 2017
   Class C Shares........................... Contractual         2.25%             July 1, 2012      June 30, 2017
   Class R6 Shares.......................... Contractual         1.25%            April 4, 2017      June 30, 2017
   Class Y Shares........................... Contractual         1.25%             July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares........................... Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R6 Shares.......................... Contractual         1.75%            April 4, 2017      June 30, 2017
   Class Y Shares........................... Contractual         1.75%             July 1, 2012      June 30, 2017

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares........................... Contractual         0.79%          September 30, 2015  April 30, 2018
   Class C Shares........................... Contractual         1.54%          September 30, 2015  April 30, 2018
   Class R5 Shares.......................... Contractual         0.54%          September 30, 2015  April 30, 2018
   Class R6 Shares.......................... Contractual         0.54%            April 4, 2017     April 30, 2018
   Class Y Shares........................... Contractual         0.54%          September 30, 2015  April 30, 2018

Invesco Small Cap Discovery Fund
   Class A Shares........................... Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares........................... Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R5 Shares.......................... Contractual         1.75%          September 24, 2012   June 30, 2017
   Class R6 Shares.......................... Contractual         1.75%          September 24, 2012   June 30, 2017
   Class Y Shares........................... Contractual         1.75%             July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares........................... Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2017
   Class C Shares........................... Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class R Shares........................... Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2017
   Class R5 Shares.......................... Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class R6 Shares.......................... Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017
   Class Y Shares........................... Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                              AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                      ------------ ---------- ------------------ ---------------
Invesco Charter Fund
   Class A Shares........................ Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares........................ Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares........................ Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares........................ Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares....................... Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares....................... Contractual     1.75%   September 24, 2012 June 30, 2017
   Class S Shares........................ Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares........................ Contractual     1.75%      July 1, 2009    June 30, 2017
Invesco Diversified Dividend Fund
   Class A Shares........................ Contractual     2.00%      July 1, 2013    June 30, 2017
   Class B Shares........................ Contractual     2.75%      July 1, 2013    June 30, 2017
   Class C Shares........................ Contractual     2.75%      July 1, 2013    June 30, 2017
   Class R Shares........................ Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares....................... Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares....................... Contractual     1.75%      July 1, 2013    June 30, 2017
   Class Y Shares........................ Contractual     1.75%      July 1, 2013    June 30, 2017
   Investor Class Shares................. Contractual     2.00%      July 1, 2013    June 30, 2017
Invesco Summit Fund
   Class A Shares........................ Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares........................ Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares........................ Contractual     2.75%      July 1, 2009    June 30, 2017
   Class P Shares........................ Contractual     1.85%      July 1, 2009    June 30, 2017
   Class R5 Shares....................... Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares....................... Contractual     1.75%     April 4, 2017    June 30, 2017
   Class S Shares........................ Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares........................ Contractual     1.75%      July 1, 2009    June 30, 2017

                               AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                      ------------ ---------- ------------------ ---------------
Invesco European Small Company Fund
   Class A Shares........................ Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares........................ Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares........................ Contractual     3.00%      July 1, 2009    June 30, 2017
   Class R6 Shares....................... Contractual     2.00%     April 4, 2017    June 30, 2017
   Class Y Shares........................ Contractual     2.00%      July 1, 2009    June 30, 2017
Invesco Global Core Equity Fund
   Class A Shares........................ Contractual     1.22%    January 1, 2017   April 30, 2018
   Class B Shares........................ Contractual     1.97%    January 1, 2017   April 30, 2018
   Class C Shares........................ Contractual     1.97%    January 1, 2017   April 30, 2018
   Class R Shares........................ Contractual     1.47%    January 1, 2017   April 30, 2018
   Class R5 Shares....................... Contractual     0.97%    January 1, 2017   April 30, 2018
   Class R6 Shares....................... Contractual     0.97%     April 4, 2017    April 30, 2018
   Class Y Shares........................ Contractual     0.97%    January 1, 2017   April 30, 2018
Invesco International Small Company Fund
   Class A Shares........................ Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares........................ Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares........................ Contractual     3.00%      July 1, 2009    June 30, 2017
   Class R5 Shares....................... Contractual     2.00%      July 1, 2009    June 30, 2017
   Class R6 Shares....................... Contractual     2.00%   September 24, 2012 June 30, 2017
   Class Y Shares........................ Contractual     2.00%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                  VOLUNTARY        LIMITATION         CURRENT LIMIT    EXPIRATION DATE
----                                 ------------ --------------------- ------------------ ---------------
Invesco Small Cap Equity Fund
   Class A Shares................... Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares................... Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares................... Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares................... Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares.................. Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares.................. Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares................... Contractual         1.75%             July 1, 2009    June 30, 2017

                                AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                  VOLUNTARY        LIMITATION         CURRENT LIMIT    EXPIRATION DATE
----                                 ------------ --------------------- ------------------ ---------------
Invesco Alternative Strategies Fund
   Class A Shares................... Contractual  1.44% less net AFFE*   January 1, 2017   April 30, 2018
   Class C Shares................... Contractual  2.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class R Shares................... Contractual  1.69% less net AFFE*   January 1, 2017   April 30, 2018
   Class R5 Shares.................. Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class R6 Shares.................. Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class Y Shares................... Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares................... Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares.................. Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares................... Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares................... Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares.................. Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares................... Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares.................. Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares.................. Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares.................. Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares................... Contractual         0.00%           November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares................... Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares.................. Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares................... Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares................... Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares.................. Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares................... Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares.................. Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares.................. Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares.................. Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares................... Contractual         0.00%           November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares................... Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares.................. Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares................... Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares................... Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares.................. Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares................... Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares.................. Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares.................. Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares.................. Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares................... Contractual         0.00%           November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT    EXPIRATION DATE
----                                             ------------ ---------- ------------------ ---------------
Invesco Balanced-Risk Retirement 2050 Fund......
   Class A Shares............................... Contractual     0.25%    November 4, 2009  April 30, 2018
   Class AX Shares.............................. Contractual     0.25%   February 12, 2010  April 30, 2018
   Class B Shares............................... Contractual     1.00%    November 4, 2009  April 30, 2018
   Class C Shares............................... Contractual     1.00%    November 4, 2009  April 30, 2018
   Class CX Shares.............................. Contractual     1.00%   February 12, 2010  April 30, 2018
   Class R Shares............................... Contractual     0.50%    November 4, 2009  April 30, 2018
   Class R5 Shares.............................. Contractual     0.00%    November 4, 2009  April 30, 2018
   Class R6 Shares.............................. Contractual     0.00%   September 24, 2012 April 30, 2018
   Class RX Shares.............................. Contractual     0.50%   February 12, 2010  April 30, 2018
   Class Y Shares............................... Contractual     0.00%    November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares............................... Contractual     0.25%    November 4, 2009  April 30, 2018
   Class AX Shares.............................. Contractual     0.25%   February 12, 2010  April 30, 2018
   Class B Shares............................... Contractual     1.00%    November 4, 2009  April 30, 2018
   Class C Shares............................... Contractual     1.00%    November 4, 2009  April 30, 2018
   Class CX Shares.............................. Contractual     1.00%   February 12, 2010  April 30, 2018
   Class R Shares............................... Contractual     0.50%    November 4, 2009  April 30, 2018
   Class R5 Shares.............................. Contractual     0.00%    November 4, 2009  April 30, 2018
   Class R6 Shares.............................. Contractual     0.00%   September 24, 2012 April 30, 2018
   Class RX Shares.............................. Contractual     0.50%   February 12, 2010  April 30, 2018
   Class Y Shares............................... Contractual     0.00%    November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares............................... Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares............................... Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares............................... Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares............................... Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%     April 4, 2017    June 30, 2017
   Class S Shares............................... Contractual     1.40%      July 1, 2012    June 30, 2017
   Class Y Shares............................... Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares............................... Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares............................... Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares............................... Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares............................... Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares............................... Contractual     2.00%      May 1, 2016     June 30, 2017
   Class B Shares............................... Contractual     2.75%      May 1, 2016     June 30, 2017
   Class C Shares............................... Contractual     2.75%      May 1, 2016     June 30, 2017
   Class R Shares............................... Contractual     2.25%      May 1, 2016     June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%      May 1, 2016     June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%     April 4, 2017    June 30, 2017
   Class Y Shares............................... Contractual     1.75%      May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares............................... Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares............................... Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares............................... Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares............................... Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%     April 4, 2017    June 30, 2017
   Class S Shares............................... Contractual     1.90%      July 1, 2012    June 30, 2017
   Class Y Shares............................... Contractual     1.75%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/                       EFFECTIVE DATE OF
FUND                                    VOLUNTARY    EXPENSE LIMITATION     CURRENT LIMIT    EXPIRATION DATE
----                                   ------------ --------------------- ------------------ ---------------
Invesco Income Allocation Fund
   Class A Shares..................... Contractual         0.25%             May 1, 2012     April 30, 2018
   Class B Shares..................... Contractual         1.00%             May 1, 2012     April 30, 2018
   Class C Shares..................... Contractual         1.00%             May 1, 2012     April 30, 2018
   Class R Shares..................... Contractual         0.50%             May 1, 2012     April 30, 2018
   Class R5 Shares.................... Contractual         0.00%             May 1, 2012     April 30, 2018
   Class R6 Shares.................... Contractual         0.00%            April 4, 2017    April 30, 2018
   Class Y Shares..................... Contractual         0.00%             May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares..................... Contractual         2.25%             May 1, 2012     June 30, 2017
   Class B Shares..................... Contractual         3.00%             May 1, 2012     June 30, 2017
   Class C Shares..................... Contractual         3.00%             May 1, 2012     June 30, 2017
   Class R Shares..................... Contractual         2.50%             May 1, 2012     June 30, 2017
   Class R5 Shares.................... Contractual         2.00%             May 1, 2012     June 30, 2017
   Class R6 Shares.................... Contractual         2.00%            April 4, 2017    June 30, 2017
   Class Y Shares..................... Contractual         2.00%             May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares..................... Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares..................... Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares..................... Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares..................... Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares.................... Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares.................... Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares..................... Contractual         1.75%             July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares..................... Contractual         1.50%             July 1, 2012    June 30, 2017
   Class B Shares..................... Contractual         2.25%             July 1, 2012    June 30, 2017
   Class C Shares..................... Contractual         2.25%             July 1, 2012    June 30, 2017
   Class R Shares..................... Contractual         1.75%             July 1, 2012    June 30, 2017
   Class R5 Shares.................... Contractual         1.25%             July 1, 2012    June 30, 2017
   Class R6 Shares.................... Contractual         1.25%            April 4, 2017    June 30, 2017
   Class S Shares..................... Contractual         1.40%             July 1, 2012    June 30, 2017
   Class Y Shares..................... Contractual         1.25%             July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares..................... Contractual  1.02% less net AFFE*   January 1, 2017   April 30, 2018
   Class C Shares..................... Contractual  1.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class R Shares..................... Contractual  1.27% less net AFFE*   January 1, 2017   April 30, 2018
   Class R5 Shares.................... Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class R6 Shares.................... Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class Y Shares..................... Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares..................... Contractual         1.50%             July 1, 2012    June 30, 2017
   Class B Shares..................... Contractual         2.25%             July 1, 2012    June 30, 2017
   Class C Shares..................... Contractual         2.25%             July 1, 2012    June 30, 2017
   Class R5 Shares.................... Contractual         1.25%             July 1, 2012    June 30, 2017
   Class R6 Shares.................... Contractual         1.25%            April 4, 2017    June 30, 2017
   Class Y Shares..................... Contractual         1.25%             July 1, 2012    June 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares..................... Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares..................... Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares..................... Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares..................... Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares.................... Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares.................... Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares..................... Contractual         1.75%             July 1, 2009    June 30, 2017
   Investor Class Shares.............. Contractual         2.00%             July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                  AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                         VOLUNTARY   LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                                        ------------ ---------- -----------------  ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares.......................... Contractual     2.25%    July 1, 2009        June 30, 2017
   Class B Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class C Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class R6 Shares......................... Contractual     2.00%    April 4, 2017       June 30, 2017
   Class Y Shares.......................... Contractual     2.00%    July 1, 2009        June 30, 2017

Invesco European Growth Fund
   Class A Shares.......................... Contractual     2.25%    July 1, 2009        June 30, 2017
   Class B Shares.......................... Contractual     3.00%    July 1, 2009        June 30. 2017
   Class C Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class R Shares.......................... Contractual     2.50%    July 1, 2009        June 30, 2017
   Class R6 Shares......................... Contractual     2.00%    April 4, 2017       June 30, 2017
   Class Y Shares.......................... Contractual     2.00%    July 1, 2009        June 30, 2017
   Investor Class Shares................... Contractual     2.25%    July 1, 2009        June 30, 2017

Invesco Global Growth Fund
   Class A Shares.......................... Contractual     1.22%   January 1, 2017    February 28, 2018
   Class B Shares.......................... Contractual     1.97%   January 1, 2017    February 28, 2018
   Class C Shares.......................... Contractual     1.97%   January 1, 2017    February 28, 2018
   Class R5 Shares......................... Contractual     0.97%   January 1, 2017    February 28, 2018
   Class R6 Shares......................... Contractual     0.97%   January 1, 2017    February 28, 2018
   Class Y Shares.......................... Contractual     0.97%   January 1, 2017    February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares.......................... Contractual     1.02%   January 1, 2017    February 28, 2018
   Class C Shares.......................... Contractual     1.77%   January 1, 2017    February 28, 2018
   Class R Shares.......................... Contractual     1.27%   January 1, 2017    February 28, 2018
   Class R5 Shares......................... Contractual     0.77%   January 1, 2017    February 28, 2018
   Class R6 Shares......................... Contractual     0.77%   January 1, 2017    February 28, 2018
   Class Y Shares.......................... Contractual     0.77%   January 1, 2017    February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares.......................... Contractual     2.25%    July 1, 2009        June 30. 2017
   Class B Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class C Shares.......................... Contractual     3.00%    July 1, 2009        June 30, 2017
   Class R5 Shares......................... Contractual     2.00%    July 1, 2009        June 30, 2017
   Class R6 Shares......................... Contractual     2.00%    April 4, 2017       June 30, 2017
   Class Y Shares.......................... Contractual     2.00%    July 1, 2009        June 30, 2017

Invesco Global Responsibility Equity Fund
   Class A Shares.......................... Contractual     0.85%    June 30, 2016     February 28, 2018
   Class C Shares.......................... Contractual     1.60%    June 30, 2016     February 28, 2018
   Class R Shares.......................... Contractual     1.10%    June 30, 2016     February 28, 2018
   Class R5 Shares......................... Contractual     0.60%    June 30, 2016     February 28, 2018
   Class R6 Shares......................... Contractual     0.60%    June 30, 2016     February 28, 2018
   Class Y Shares.......................... Contractual     0.60%    June 30, 2016     February 28, 2018

Invesco International Companies Fund
   Class A Shares.......................... Contractual     1.12%   January 1, 2017    February 28, 2018
   Class C Shares.......................... Contractual     1.87%   January 1, 2017    February 28, 2018
   Class R Shares.......................... Contractual     1.37%   January 1, 2017    February 28, 2018
   Class R5 Shares......................... Contractual     0.87%   January 1, 2017    February 28, 2018
   Class R6 Shares......................... Contractual     0.87%   January 1, 2017    February 28, 2018
   Class Y Shares.......................... Contractual     0.87%   January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                                               ------------ ---------- ------------------- ------------------
Invesco International Core Equity Fund
   Class A Shares................................. Contractual     1.12%    January 1, 2017    February 28, 2018
   Class B Shares................................. Contractual     1.87%    January 1, 2017    February 28, 2018
   Class C Shares................................. Contractual     1.87%    January 1, 2017    February 28, 2018
   Class R Shares................................. Contractual     1.37%    January 1, 2017    February 28, 2018
   Class R5 Shares................................ Contractual     0.87%    January 1, 2017    February 28, 2018
   Class R6 Shares................................ Contractual     0.87%    January 1, 2017    February 28, 2018
   Class Y Shares................................. Contractual     0.87%    January 1, 2017    February 28, 2018
   Investor Class Shares.......................... Contractual     1.12%    January 1, 2017    February 28, 2018

Invesco International Growth Fund
   Class A Shares................................. Contractual     2.25%      July 1, 2013       June 30, 2017
   Class B Shares................................. Contractual     3.00%      July 1, 2013       June 30, 2017
   Class C Shares................................. Contractual     3.00%      July 1, 2013       June 30, 2017
   Class R Shares................................. Contractual     2.50%      July 1, 2013       June 30, 2017
   Class R5 Shares................................ Contractual     2.00%      July 1, 2013       June 30, 2017
   Class R6 Shares................................ Contractual     2.00%      July 1, 2013       June 30, 2017
   Class Y Shares................................. Contractual     2.00%      July 1, 2013       June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares................................. Contractual     1.02%    January 1, 2017    February 28, 2018
   Class C Shares................................. Contractual     1.77%    January 1, 2017    February 28, 2018
   Class R Shares................................. Contractual     1.27%    January 1, 2017    February 28, 2018
   Class R5 Shares................................ Contractual     0.77%    January 1, 2017    February 28, 2018
   Class R6 Shares................................ Contractual     0.77%    January 1, 2017    February 28, 2018
   Class Y Shares................................. Contractual     0.77%    January 1, 2017    February 28, 2018

                                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                                               ------------ ---------- ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares................................. Contractual     1.50%    January 1, 2017    February 28, 2018
   Class C Shares................................. Contractual     2.25%    January 1, 2017    February 28, 2018
   Class R Shares................................. Contractual     1.75%    January 1, 2017    February 28, 2018
   Class R5 Shares................................ Contractual     1.25%    January 1, 2017    February 28, 2018
   Class R6 Shares................................ Contractual     1.25%    January 1, 2017    February 28, 2018
   Class Y Shares................................. Contractual     1.25%    January 1, 2017    February 28, 2018

Invesco Balanced-Risk Allocation Fund/2 /
   Class A Shares................................. Contractual     2.00%      July 1, 2012       June 30. 2017
   Class B Shares................................. Contractual     2.75%      July 1, 2012       June 30, 2017
   Class C Shares................................. Contractual     2.75%      July 1, 2012       June 30, 2017
   Class R Shares................................. Contractual     2.25%      July 1, 2012       June 30, 2017
   Class R5 Shares................................ Contractual     1.75%      July 1, 2012       June 30, 2017
   Class R6 Shares................................ Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares................................. Contractual     1.75%      July 1, 2012       June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/3 /
   Class A Shares................................. Contractual     2.00%      July 1, 2014       June 30. 2017
   Class B Shares................................. Contractual     2.75%      July 1, 2014       June 30, 2017
   Class C Shares................................. Contractual     2.75%      July 1, 2014       June 30, 2017
   Class R Shares................................. Contractual     2.25%      July 1, 2014       June 30, 2017
   Class R5 Shares................................ Contractual     1.75%      July 1, 2014       June 30, 2017
   Class R6 Shares................................ Contractual     1.75%      July 1, 2014       June 30, 2017
   Class Y Shares................................. Contractual     1.75%      July 1, 2014       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                                          ------------ ---------- ------------------- ------------------
Invesco Developing Markets Fund
   Class A Shares............................ Contractual     2.25%      July 1, 2012       June 30. 2017
   Class B Shares............................ Contractual     3.00%      July 1, 2012       June 30, 2017
   Class C Shares............................ Contractual     3.00%      July 1, 2012       June 30, 2017
   Class R5 Shares........................... Contractual     2.00%      July 1, 2012       June 30, 2017
   Class R6 Shares........................... Contractual     2.00%   September 24, 2012    June 30, 2017
   Class Y Shares............................ Contractual     2.00%      July 1, 2012       June 30, 2017

Invesco Emerging Markets Equity Fund
   Class A Shares............................ Contractual     1.33%    January 1, 2017    February 28, 2018
   Class C Shares............................ Contractual     2.08%    January 1, 2017    February 28, 2018
   Class R Shares............................ Contractual     1.58%    January 1, 2017    February 28, 2018
   Class R5 Shares........................... Contractual     1.08%    January 1, 2017    February 28, 2018
   Class R6 Shares........................... Contractual     1.08%    January 1, 2017    February 28, 2018
   Class Y Shares............................ Contractual     1.08%    January 1, 2017    February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares............................ Contractual     1.24%     June 14, 2010     February 28, 2018
   Class B Shares............................ Contractual     1.99%     June 14, 2010     February 28, 2018
   Class C Shares............................ Contractual     1.99%     June 14, 2010     February 28, 2018
   Class R Shares............................ Contractual     1.49%     June 14, 2010     February 28, 2018
   Class R5 Shares........................... Contractual     0.99%     June 14, 2010     February 28, 2018
   Class R6 Shares........................... Contractual     0.99%   September 24, 2012  February 28, 2018
   Class Y Shares............................ Contractual     0.99%     June 14, 2010     February 28, 2018

Invesco Endeavor Fund
   Class A Shares............................ Contractual     2.00%      July 1, 2009       June 30. 2017
   Class B Shares............................ Contractual     2.75%      July 1, 2009       June 30, 2017
   Class C Shares............................ Contractual     2.75%      July 1, 2009       June 30, 2017
   Class R Shares............................ Contractual     2.25%      July 1, 2009       June 30, 2017
   Class R5 Shares........................... Contractual     1.75%      July 1, 2009       June 30, 2017
   Class R6 Shares........................... Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares............................ Contractual     1.75%      July 1, 2009       June 30, 2017

Invesco Global Health Care Fund
   Class A Shares............................ Contractual     2.00%      July 1, 2012       June 30. 2017
   Class B Shares............................ Contractual     2.75%      July 1, 2012       June 30, 2017
   Class C Shares............................ Contractual     2.75%      July 1, 2012       June 30, 2017
   Class R6 Shares........................... Contractual     1.75%      July 1, 2012       June 30, 2017
   Class Y Shares............................ Contractual     1.75%     April 4, 2017       June 30, 2017
   Investor Class Shares..................... Contractual     2.00%      July 1, 2012       June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares............................ Contractual     1.28%    January 1, 2017    February 28, 2018
   Class C Shares............................ Contractual     2.03%    January 1, 2017    February 28, 2018
   Class R Shares............................ Contractual     1.53%    January 1, 2017    February 28, 2018
   Class R5 Shares........................... Contractual     1.03%    January 1, 2017    February 28, 2018
   Class R6 Shares........................... Contractual     1.03%    January 1, 2017    February 28, 2018
   Class Y Shares............................ Contractual     1.03%    January 1, 2017    February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares............................ Contractual     1.50%    January 1, 2017    February 28, 2018
   Class C Shares............................ Contractual     2.25%    January 1, 2017    February 28, 2018
   Class R Shares............................ Contractual     1.75%    January 1, 2017    February 28, 2018
   Class R5 Shares........................... Contractual     1.25%    January 1, 2017    February 28, 2018
   Class R6 Shares........................... Contractual     1.25%    January 1, 2017    February 28, 2018
   Class Y Shares............................ Contractual     1.25%    January 1, 2017    February 28, 2018

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                           VOLUNTARY        LIMITATION        CURRENT LIMIT      EXPIRATION DATE
----                                          ------------ --------------------  ------------------ ------------------
Invesco Global Targeted Returns Fund/4 /
   Class A Shares............................ Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2018

Invesco Greater China Fund
   Class A Shares............................ Contractual                  2.25%   July 1, 2009       June 30, 2017
   Class B Shares............................ Contractual                  3.00%   July 1, 2009       June 30, 2017
   Class C Shares............................ Contractual                  3.00%   July 1, 2009       June 30, 2017
   Class R5 Shares........................... Contractual                  2.00%   July 1, 2009       June 30, 2017
   Class R6 Shares........................... Contractual                  2.00%   April 4, 2017      June 30, 2017
   Class Y Shares............................ Contractual                  2.00%   July 1, 2009       June 30, 2017

Invesco Long/Short Equity Fund
   Class A Shares............................ Contractual                  1.59%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.34%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.84%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.34%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.34%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.34%  January 1, 2017   February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares............................ Contractual                  1.33%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.08%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.58%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.08%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.08%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.08%  January 1, 2017   February 28, 2018

Invesco MLP Fund
   Class A Shares............................ Contractual                  1.28%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.03%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.53%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.03%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.03%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.03%  January 1, 2017   February 28, 2018

Invesco Macro Allocation Strategy Fund/5 /
   Class A Shares............................ Contractual                  1.44%  January 1, 2017   February 28, 2018
   Class C Shares............................ Contractual                  2.19%  January 1, 2017   February 28, 2018
   Class R Shares............................ Contractual                  1.69%  January 1, 2017   February 28, 2018
   Class R5 Shares........................... Contractual                  1.19%  January 1, 2017   February 28, 2018
   Class R6 Shares........................... Contractual                  1.19%  January 1, 2017   February 28, 2018
   Class Y Shares............................ Contractual                  1.19%  January 1, 2017   February 28, 2018

Invesco Macro International Equity Fund
   Class A Shares............................ Contractual                  1.43% December 17, 2013  February 28, 2018
   Class C Shares............................ Contractual                  2.18% December 17, 2013  February 28, 2018
   Class R Shares............................ Contractual                  1.68% December 17, 2013  February 28, 2018
   Class R5 Shares........................... Contractual                  1.18% December 17, 2013  February 28, 2018
   Class R6 Shares........................... Contractual                  1.18% December 17, 2013  February 28, 2018
   Class Y Shares............................ Contractual                  1.18% December 17, 2013  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                             ------------ ---------- ------------------- ------------------
Invesco Macro Long/Short Fund
   Class A Shares............... Contractual     1.87%   December 17, 2013   February 28, 2018
   Class C Shares............... Contractual     2.62%   December 17, 2013   February 28, 2018
   Class R Shares............... Contractual     2.12%   December 17, 2013   February 28, 2018
   Class R5 Shares.............. Contractual     1.62%   December 17, 2013   February 28, 2018
   Class R6 Shares.............. Contractual     1.62%   December 17, 2013   February 28, 2018
   Class Y Shares............... Contractual     1.62%   December 17, 2013   February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares............... Contractual     0.85%    January 1, 2017    February 28, 2018
   Class C Shares............... Contractual     1.60%    January 1, 2017    February 28, 2018
   Class R Shares............... Contractual     1.10%    January 1, 2017    February 28, 2018
   Class R5 Shares.............. Contractual     0.60%    January 1, 2017    February 28, 2018
   Class R6 Shares.............. Contractual     0.60%    January 1, 2017    February 28, 2018
   Class Y Shares............... Contractual     0.60%    January 1, 2017    February 28, 2018

Invesco Pacific Growth Fund
   Class A Shares............... Contractual     2.25%      July 1, 2012       June 30. 2017
   Class B Shares............... Contractual     3.00%      July 1, 2012       June 30, 2017
   Class C Shares............... Contractual     3.00%      July 1, 2012       June 30, 2017
   Class R Shares............... Contractual     2.50%      July 1, 2012       June 30, 2017
   Class R5 Shares.............. Contractual     2.00%      July 1, 2012       June 30, 2017
   Class R6 Shares.............. Contractual     2.00%     April 4, 2017       June 30, 2017
   Class Y Shares............... Contractual     2.00%      July 1, 2012       June 30, 2017

Invesco Select Companies Fund
   Class A Shares............... Contractual     2.00%      July 1, 2009       June 30. 2017
   Class B Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class C Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class R Shares............... Contractual     2.25%      July 1, 2009       June 30, 2017
   Class R5 Shares.............. Contractual     1.75%      July 1, 2009       June 30, 2017
   Class R6 Shares.............. Contractual     1.75%     April 4, 2017       June 30, 2017
   Class Y Shares............... Contractual     1.75%      July 1, 2009       June 30, 2017

Invesco World Bond Fund
   Class A Shares............... Contractual     0.94%    December 1, 2016   February 28, 2018
   Class B Shares............... Contractual     1.69%    December 1, 2016   February 28, 2018
   Class C Shares............... Contractual     1.69%    December 1, 2016   February 28, 2018
   Class R5 Shares.............. Contractual     0.69%    December 1, 2016   February 28, 2018
   Class R6 Shares.............. Contractual     0.69%    December 1, 2016   February 28, 2018
   Class Y Shares............... Contractual     0.69%    December 1, 2016   February 28, 2018
            AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT      EXPIRATION DATE
----                             ------------ ---------- ------------------- ------------------
Invesco Corporate Bond Fund
   Class A Shares............... Contractual     1.50%      July 1, 2012       June 30, 2017
   Class B Shares............... Contractual     2.25%      July 1, 2012       June 30, 2017
   Class C Shares............... Contractual     2.25%      July 1, 2012       June 30, 2017
   Class R Shares............... Contractual     1.75%      July 1, 2012       June 30, 2017
   Class R5 Shares.............. Contractual     1.25%      July 1, 2012       June 30, 2017
   Class R6 Shares.............. Contractual     1.25%   September 24, 2012    June 30, 2017
   Class Y Shares............... Contractual     1.25%      July 1, 2012       June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares............... Contractual     2.00%      July 1, 2009       June 30, 2017
   Class B Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class C Shares............... Contractual     2.75%      July 1, 2009       June 30, 2017
   Class R Shares............... Contractual     2.25%      July 1, 2009       June 30, 2017
   Class R5 Shares.............. Contractual     1.75%      July 1, 2009       June 30, 2017
   Class R6 Shares.............. Contractual     1.75%   September 24, 2012    June 30, 2017
   Class Y Shares............... Contractual     1.75%      July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ----------  ------------------- ---------------
Invesco High Yield Fund
   Class A Shares............................... Contractual     1.50%       July 1, 2013     June 30, 2017
   Class B Shares............................... Contractual     2.25%       July 1, 2013     June 30, 2017
   Class C Shares............................... Contractual     2.25%       July 1, 2013     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class Y Shares............................... Contractual     1.25%       July 1, 2013     June 30, 2017
   Investor Class Shares........................ Contractual     1.50%       July 1, 2013     June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares............................... Contractual     0.55%    December 31, 2015   June 30, 2017
   Class A2 Shares.............................. Contractual     0.45%    December 31, 2015   June 30, 2017
   Class R5 Shares.............................. Contractual     0.30%    December 31, 2015   June 30, 2017
   Class R6 Shares.............................. Contractual     0.30%    December 31, 2015   June 30, 2017
   Class Y Shares............................... Contractual     0.30%    December 31, 2015   June 30, 2017

Invesco Real Estate Fund
   Class A Shares............................... Contractual     2.00%       July 1, 2012     June 30, 2017
   Class B Shares............................... Contractual     2.75%       July 1, 2012     June 30, 2017
   Class C Shares............................... Contractual     2.75%       July 1, 2012     June 30, 2017
   Class R Shares............................... Contractual     2.25%       July 1, 2012     June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%       July 1, 2012     June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%    September 24, 2012  June 30, 2017
   Class Y Shares............................... Contractual     1.75%       July 1, 2012     June 30, 2017
   Investor Class Shares........................ Contractual     2.00%       July 1, 2012     June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares............................... Contractual     1.40%       July 1, 2013     June 30, 2017
   Class C Shares............................... Contractual     1.75%/6/    July 1, 2013     June 30, 2017
   Class R Shares............................... Contractual     1.75%       July 1, 2013     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%       July 1, 2013     June 30, 2017
   Class Y Shares............................... Contractual     1.25%       July 1, 2013     June 30, 2017

Invesco U.S. Government Fund
   Class A Shares............................... Contractual     1.50%       July 1, 2012     June 30, 2017
   Class B Shares............................... Contractual     2.25%       July 1, 2012     June 30, 2017
   Class C Shares............................... Contractual     2.25%       July 1, 2012     June 30, 2017
   Class R Shares............................... Contractual     1.75%       July 1, 2012     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%       July 1, 2012     June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%      April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%       July 1, 2012     June 30, 2017
   Investor Class Shares........................ Contractual     1.50%       July 1, 2012     June 30, 2017
                                  AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF
FUND                                              VOLUNT ARY  LIMITATION    CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ----------  ------------------- ---------------
Invesco American Value Fund
   Class A Shares............................... Contractual     2.00%       July 1, 2013     June 30, 2017
   Class B Shares............................... Contractual     2.75%       July 1, 2013     June 30, 2017
   Class C Shares............................... Contractual     2.75%       July 1, 2013     June 30, 2017
   Class R Shares............................... Contractual     2.25%       July 1, 2013     June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%       July 1, 2013     June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%       July 1, 2013     June 30, 2017
   Class Y Shares............................... Contractual     1.75%       July 1, 2013     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT     EXPIRATION DATE
----                                 ------------ ---------- ------------------- ---------------
Invesco Comstock Fund
   Class A Shares................... Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R Shares................... Contractual     2.25%      July 1, 2012     June 30, 2017
   Class R5 Shares.................. Contractual     1.75%      July 1, 2012     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%   September 24, 2012  June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2012     June 30, 2017

Invesco Energy Fund
   Class A Shares................... Contractual     2.00%      July 1, 2009     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class R5 Shares.................. Contractual     1.75%      July 1, 2009     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2009     June 30, 2017
   Investor Class Shares............ Contractual     2.00%      July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
   Class A Shares................... Contractual     2.00%   September 1, 2016   June 30, 2017
   Class B Shares................... Contractual     2.75%   September 1, 2016   June 30, 2017
   Class C Shares................... Contractual     2.75%   September 1, 2016   June 30, 2017
   Class R5 Shares.................. Contractual     1.75%   September 1, 2016   June 30, 2017
   Class R6 Shares.................. Contractual     1.75%   September 1, 2016   June 30, 2017
   Class Y Shares................... Contractual     1.75%   September 1, 2016   June 30, 2017
   Investor Class Shares............ Contractual     2.00%   September 1, 2016   June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares................... Contractual     2.00%      July 1, 2009     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2009     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2009     June 30, 2017
   Investor Class Shares............ Contractual     2.00%      July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares................... Contractual     2.00%     August 1, 2015    June 30, 2017
   Class B Shares................... Contractual     2.75%     August 1, 2015    June 30, 2017
   Class C Shares................... Contractual     2.75%     August 1, 2015    June 30, 2017
   Class R Shares................... Contractual     2.25%     August 1, 2015    June 30, 2017
   Class R5 Shares.................. Contractual     1.75%     August 1, 2015    June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     August 1, 2015    June 30, 2017
   Class Y Shares................... Contractual     1.75%     August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares................... Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%    February 7, 2017   June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2012     June 30, 2017

Invesco Technology Fund
   Class A Shares................... Contractual     2.00%      July 1, 2012     June 30, 2017
   Class B Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class C Shares................... Contractual     2.75%      July 1, 2012     June 30, 2017
   Class R5 Shares.................. Contractual     1.75%      July 1, 2012     June 30, 2017
   Class R6 Shares.................. Contractual     1.75%     April 4, 2017     June 30, 2017
   Class Y Shares................... Contractual     1.75%      July 1, 2012     June 30, 2017
   Investor Class Shares............ Contractual     2.00%      July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
   Class A Shares................... Contractual     2.00%   February 12, 2010   June 30, 2017
   Class B Shares................... Contractual     2.75%   February 12, 2010   June 30, 2017
   Class C Shares................... Contractual     2.75%   February 12, 2010   June 30, 2017
   Class Y Shares................... Contractual     1.75%   February 12, 2010   June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION  CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ---------- -----------------  ---------------
Invesco Value Opportunities Fund
   Class A Shares............................... Contractual     2.00%    July 1, 2012      June 30, 2017
   Class B Shares............................... Contractual     2.75%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     2.75%    July 1, 2012      June 30, 2017
   Class R Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class R5 Shares.............................. Contractual     1.75%    July 1, 2012      June 30, 2017
   Class R6 Shares.............................. Contractual     1.75%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.75%    July 1, 2012      June 30, 2017
                             AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                              VOLUNTARY   LIMITATION  CURRENT LIMIT     EXPIRATION DATE
----                                             ------------ ---------- -----------------  ---------------
Invesco High Yield Municipal Fund
   Class A Shares............................... Contractual     1.50%    July 1, 2012      June 30, 2017
   Class B Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%    July 1, 2012      June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%    July 1, 2012      June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares............................... Contractual     0.84%    July 1, 2016      April 30, 2018
   Class B Shares............................... Contractual     1.59%    July 1, 2016      April 30, 2018
   Class C Shares............................... Contractual     1.59%    July 1, 2016      April 30, 2018
   Class R6 Shares.............................. Contractual     0.59%    April 4, 2017     April 30, 2018
   Class Y Shares............................... Contractual     0.59%    July 1, 2016      April 30, 2018

Invesco Municipal Income Fund
   Class A Shares............................... Contractual     1.50%    July 1, 2013      June 30, 2017
   Class B Shares............................... Contractual     2.25%    July 1, 2013      June 30, 2017
   Class C Shares............................... Contractual     2.25%    July 1, 2013      June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%    July 1, 2013      June 30, 2017
   Investor Class............................... Contractual     1.50%    July 15, 2013     June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares............................... Contractual     1.50%    July 1, 2012      June 30, 2017
   Class B Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     2.25%    July 1, 2012      June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%    July 1, 2012      June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares............................... Contractual     1.50%    July 1, 2012      June 30, 2017
   Class A2 Shares.............................. Contractual     1.25%    July 1, 2012      June 30, 2017
   Class C Shares............................... Contractual     2.25%    June 30, 2013     June 30, 2017
   Class R5 Shares.............................. Contractual     1.25%    July 1, 2012      June 30, 2017
   Class R6 Shares.............................. Contractual     1.25%    April 4, 2017     June 30, 2017
   Class Y Shares............................... Contractual     1.25%    July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                     CONTRACTUAL/    EXPENSE   EFFECTIVE DATE OF
FUND                  VOLUNTARY     LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                --------------  ---------- -----------------  ------------------
Invesco
  Conservative
  Income Fund

     Institutional
     Class.........  Contractual      0.28%     July 1, 2014      December 31, 2017
                           INVESCO SECURITIES TRUST

                     CONTRACTUAL/    EXPENSE   EFFECTIVE DATE OF
FUND                  VOLUNTARY     LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                --------------  ---------- -----------------  ------------------
Invesco
  Balanced-Risk
  Aggressive
   Allocation
     Fund..........  Contractual      0.94%    January 1, 2017    February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1 /The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2 /Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3 /Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4 /Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5 /Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6 /The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2 /

                         SHORT-TERM INVESTMENTS TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                  VOLUNTARY   LIMITATION  CURRENT LIMIT      EXPIRATION DATE
----                                 ------------ ---------- -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class............ Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class.................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class.............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class........ Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class......... Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class.................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class................... Contractual     0.34%     June 1, 2016     December 31, 2017

Liquid Assets Portfolio
   Cash Management Class............ Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class.................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class.............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class........ Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class......... Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class.................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class................... Contractual     0.38%     June 1, 2016     December 31, 2017

STIC Prime Portfolio
   Cash Management Class............ Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class.................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class.............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class........ Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class......... Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class.................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class................... Contractual     0.34%     June 1, 2016     December 31, 2017

Tax-Free Cash Reserve Portfolio/2 /
   Cash Management Class............ Contractual     0.28%     June 1, 2016     December 31, 2017
   Corporate Class.................. Contractual     0.23%     June 1, 2016     December 31, 2017
   Institutional Class.............. Contractual     0.20%     June 1, 2016     December 31, 2017
   Personal Investment Class........ Contractual     0.75%     June 1, 2016     December 31, 2017
   Private Investment Class......... Contractual     0.45%     June 1, 2016     December 31, 2017
   Reserve Class.................... Contractual     1.07%     June 1, 2016     December 31, 2017
   Resource Class................... Contractual     0.36%     June 1, 2016     December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class............ Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class.................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class.............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class........ Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class......... Contractual     0.43%     June 1, 2016     December 31, 2017
   Reserve Class.................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class................... Contractual     0.34%     June 1, 2016     December 31, 2017

Treasury Portfolio
   Cash Management Class............ Contractual     0.26%     June 1, 2016     December 31, 2017
   Corporate Class.................. Contractual     0.21%     June 1, 2016     December 31, 2017
   Institutional Class.............. Contractual     0.18%     June 1, 2016     December 31, 2017
   Personal Investment Class........ Contractual     0.73%     June 1, 2016     December 31, 2017
   Private Investment Class......... Contractual     0.48%     June 1, 2016     December 31, 2017
   Reserve Class.................... Contractual     1.05%     June 1, 2016     December 31, 2017
   Resource Class................... Contractual     0.34%     June 1, 2016     December 31, 2017

/1 /The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2 /The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF
FUND                                             VOLUNTARY        LIMITATION        CURRENT LIMIT     EXPIRATION DATE
----                                            ------------ --------------------  -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares............................. Contractual                  2.00%   July 1, 2014     June 30, 2017
   Series II Shares............................ Contractual                  2.25%   July 1, 2014     June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares............................. Contractual                  2.00%   July 1, 2012     June 30, 2017
   Series II Shares............................ Contractual                  2.25%   July 1, 2012     June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1 /
   Series I Shares............................. Contractual  0.80% less net AFFE*    May 1, 2014      April 30, 2018
   Series II Shares............................ Contractual  1.05% less net AFFE*    May 1, 2014      April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares............................. Contractual                  0.78%   May 1, 2013      April 30, 2018
   Series II Shares............................ Contractual                  1.03%   May 1, 2013      April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares............................. Contractual                  2.00%   May 1, 2013      June 30, 2017
   Series II Shares............................ Contractual                  2.25%   May 1, 2013      June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares............................. Contractual                  0.61%  April 30, 2015    April 30, 2018
   Series II Shares............................ Contractual                  0.86%  April 30, 2015    April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares............................. Contractual                  2.00%   May 1, 2013      June 30, 2017
   Series II Shares............................ Contractual                  2.25%   May 1, 2013      June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares............................. Contractual                  2.00%   July 1, 2012     June 30, 2017
   Series II Shares............................ Contractual                  2.25%   July 1, 2012     June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares............................. Contractual                  1.50%   July 1, 2012     June 30, 2017
   Series II Shares............................ Contractual                  1.75%   July 1, 2012     June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares............................. Contractual                  2.25%   July 1, 2012     June 30, 2017
   Series II Shares............................ Contractual                  2.50%   July 1, 2012     June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares............................. Contractual                  2.00%   May 1. 2013      June 30, 2017
   Series II Shares............................ Contractual                  2.25%   May 1, 2013      June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares............................. Contractual                  2.00%   May 1. 2013      June 30, 2017
   Series II Shares............................ Contractual                  2.25%   May 1, 2013      June 30, 2017

/1 /Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                        VOLUNTARY   LIMITATION  CURRENT LIMIT     EXPIRATION DATE
----                                       ------------ ---------- -----------------  ---------------
Invesco V.I. Government Money Market Fund
   Series I Shares........................ Contractual     1.50%     May 1, 2013      June 30, 2017
   Series II Shares....................... Contractual     1.75%     May 1, 2013      June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares........................ Contractual     1.50%     May 1, 2013      June 30, 2017
   Series II Shares....................... Contractual     1.75%     May 1, 2013      June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares........................ Contractual     0.78%     May 1. 2013      April 30, 2018
   Series II Shares....................... Contractual     1.03%     May 1, 2013      April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares........................ Contractual     1.50%     May 1, 2014      June 30, 2017
   Series II Shares....................... Contractual     1.75%     May 1, 2014      June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares........................ Contractual     2.25%     July 1, 2012     June 30, 2017
   Series II Shares....................... Contractual     2.50%     July 1, 2012     June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares........................ Contractual     2.00%     May 1, 2015      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2015      June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares........................ Contractual     2.00%     July 1, 2014     June 30, 2017
   Series II Shares....................... Contractual     2.25%     July 1, 2014     June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares........................ Contractual     2.00%     July 1, 2012     June 30, 2017
   Series II Shares....................... Contractual     2.25%     July 1, 2012     June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares........................ Contractual     2.00%     May 1. 2013      June 30, 2017
   Series II Shares....................... Contractual     2.25%     May 1, 2013      June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 34
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of December 1, 2016, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                  WITNESSETH:

      WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco International Total Return Fund to Invesco World Bond Fund;

   NOW, THEREFORE, the parties agree as follows;

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------

 Invesco All Cap Market Neutral Fund              December 16, 2013

 Invesco Balanced-Risk Allocation Fund              May 29, 2009

 Invesco Balanced-Risk Commodity
   Strategy Fund                                  November 29, 2010

 Invesco Greater China Fund                        March 31, 2006

 Invesco Developing Markets Fund                  September 1, 2001

 Invesco Emerging Markets Flexible
   Bond Fund                                        June 14, 2010

 Invesco Emerging Markets Equity Fund               May 31, 2011

 Invesco Endeavor Fund                            November 3, 2003

 Invesco Global Health Care Fund                  September 1, 2001

 Invesco Global Infrastructure Fund                April 22, 2014

 Invesco Global Market Neutral Fund               December 16, 2013

 Invesco Global Targeted Returns Fund             December 16, 2013

 Invesco Long/Short Equity Fund                   December 16, 2013

 Invesco Low Volatility Emerging
   Markets Fund                                   December 16, 2013

 Invesco Macro Allocation Strategy Fund          September 25, 2012

 Invesco Macro International Equity
 Fund                                             December 16, 2013

 Invesco Macro Long/Short Fund                    December 16, 2013

 Invesco MLP Fund                                  April 22, 2014

 Invesco Multi-Asset Income Fund                  December 14, 2011

 Invesco Pacific Growth Fund                      February 12, 2010

 Invesco Select Companies Fund                    November 3, 2003

 Invesco World Bond Fund                           March 31, 2006

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND
                      INVESCO GLOBAL MARKET NEUTRAL FUND
                        INVESCO LONG/SHORT EQUITY FUND
                         INVESCO MACRO LONG/SHORT FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $10 billion.................................    1.25%
         Over $10 billion..................................    1.15%

                     INVESCO BALANCED-RISK ALLOCATION FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................    0.95%
        Next $250 million.................................    0.925%
        Next $500 million.................................    0.90%
        Next $1.5 billion.................................    0.875%
        Next $2.5 billion.................................    0.85%
        Next $2.5 billion.................................    0.825%
        Next $2.5 billion.................................    0.80%
        Over $10 billion..................................    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................    1.050%
        Next $250 million.................................    1.025%
        Next $500 million.................................    1.000%
        Next $1.5 billion.................................    0.975%
        Next $2.5 billion.................................    0.950%
        Next $2.5 billion.................................    0.925%
        Next $2.5 billion.................................    0.900%
        Over $10 billion..................................    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                          INVESCO GREATER CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND
                    INVESCO MACRO INTERNATIONAL EQUITY FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.935%
         Next $250 million.................................    0.91%
         Next $500 million.................................    0.885%
         Next $1.5 billion.................................    0.86%
         Next $2.5 billion.................................    0.835%
         Next $2.5 billion.................................    0.81%
         Next $2.5 billion.................................    0.785%
         Over $10 billion..................................    0.76%

                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.75%
         Next $500 million.................................    0.70%
         Next $500 million.................................    0.67%
         Over $1.5 billion.................................    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $350 million................................    0.75%
         Next $350 million.................................    0.65%
         Next $1.3 billion.................................    0.55%
         Next $2 billion...................................    0.45%
         Next $2 billion...................................    0.40%
         Next $2 billion...................................    0.375%
         Over $8 billion...................................    0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $2.5 billion................................    0.840%
         Next $2 billion...................................    0.800%
         Next $3.5 billion.................................    0.785%
         Over $8 billion...................................    0.770%

                    INVESCO MACRO ALLOCATION STRATEGY FUND
                     INVESCO GLOBAL TARGETED RETURNS FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $10 billion.................................    1.500%
        Over $10 billion..................................    1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                            INVESCO WORLD BOND FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.65%
         Next $250 million.................................    0.59%
         Next $500 million.................................    0.565%
         Next $1.5 billion.................................    0.54%
         Next $2.5 billion.................................    0.515%
         Next $5 billion...................................    0.49%
         Over $10 billion..................................    0.465%

                               INVESCO MLP FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $1 billion..................................    1.00%
         Next $1.5 billion.................................    0.95%
         Next $2 billion...................................    0.93%
         Next $3.5 billion.................................    0.91%
         Over $8 billion...................................    0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.745%
         Next $250 million.................................    0.73%
         Next $500 million.................................    0.715%
         Next $1.5 billion.................................    0.70%
         Next $2.5 billion.................................    0.685%
         Next $2.5 billion.................................    0.67%
         Next $2.5 billion.................................    0.655%

            Over $10 billion.................................. 0.64%

                          INVESCO PACIFIC GROWTH FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $1 billion..................................    0.87%
         Next $1 billion...................................    0.82%
         Over $2 billion...................................    0.77%

                        INVESCO MULTI-ASSET INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.650%
         Next $500 million.................................    0.600%
         Next $500 million.................................    0.550%
         Over $1.5 billion.................................    0.540%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                             AIM INVESTMENT FUNDS
                                             (INVESCO INVESTMENT FUNDS)

        Attest:  /s/ Peter A. Davidson  By:  /s/ John M. Zerr
                                             ---------------------------
                 Assistant Secretary         John M. Zerr
                                             Senior Vice President

        (SEAL)

                                             INVESCO ADVISERS, INC.

        Attest:  /s/ Peter A. Davidson  By:  /s/ John M. Zerr
                                             ---------------------------
                 Assistant Secretary         John M. Zerr
                                             Senior Vice President
        (SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 35
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of January 1, 2017, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                  WITNESSETH:

   WHEREAS, the Trust desires to amend the Agreement to reduce the advisory fee payable by Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Fund, Invesco Macro Allocation Strategy Fund and Invesco Multi-Asset Income Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------
 Invesco All Cap Market Neutral Fund              December 16, 2013

 Invesco Balanced-Risk Allocation Fund              May 29, 2009

 Invesco Balanced-Risk Commodity
 Strategy Fund                                    November 29, 2010

 Invesco Greater China Fund                        March 31, 2006

 Invesco Developing Markets Fund                  September 1, 2001

 Invesco Emerging Markets Flexible
 Bond Fund                                          June 14, 2010

 Invesco Emerging Markets Equity Fund               May 31, 2011

 Invesco Endeavor Fund                            November 3, 2003

 Invesco Global Health Care Fund                  September 1, 2001

 Invesco Global Infrastructure Fund                April 22, 2014

 Invesco Global Market Neutral Fund               December 16, 2013

 Invesco Global Targeted Returns Fund             December 16, 2013

 Invesco Long/Short Equity Fund                   December 16, 2013

 Invesco Low Volatility Emerging
 Markets Fund                                     December 16, 2013

 Invesco Macro Allocation Strategy Fund          September 25, 2012

 Invesco Macro International Equity
 Fund                                             December 16, 2013

 Invesco Macro Long/Short Fund                    December 16, 2013

 Invesco MLP Fund                                  April 22, 2014

 Invesco Multi-Asset Income Fund                  December 14, 2011

 Invesco Pacific Growth Fund                      February 12, 2010

 Invesco Select Companies Fund                    November 3, 2003

 Invesco World Bond Fund                           March 31, 2006

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.85%
         Next $250 million.................................    0.82%
         Next $500 million.................................    0.80%
         Next $1.5 billion.................................    0.77%
         Next $2.5 billion.................................    0.75%
         Next $2.5 billion.................................    0.72%
         Next $2.5 billion.................................    0.70%
         Over $10 billion..................................    0.67%

                     INVESCO BALANCED-RISK ALLOCATION FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................    0.95%
        Next $250 million.................................    0.925%
        Next $500 million.................................    0.90%
        Next $1.5 billion.................................    0.875%
        Next $2.5 billion.................................    0.85%
        Next $2.5 billion.................................    0.825%
        Next $2.5 billion.................................    0.80%
        Over $10 billion..................................    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................    1.050%
        Next $250 million.................................    1.025%
        Next $500 million.................................    1.000%
        Next $1.5 billion.................................    0.975%
        Next $2.5 billion.................................    0.950%
        Next $2.5 billion.................................    0.925%
        Next $2.5 billion.................................    0.900%
        Over $10 billion..................................    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                          INVESCO GREATER CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND
                    INVESCO MACRO INTERNATIONAL EQUITY FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.935%
         Next $250 million.................................    0.91%
         Next $500 million.................................    0.885%
         Next $1.5 billion.................................    0.86%
         Next $2.5 billion.................................    0.835%
         Next $2.5 billion.................................    0.81%
         Next $2.5 billion.................................    0.785%
         Over $10 billion..................................    0.76%

                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.75%
         Next $500 million.................................    0.70%
         Next $500 million.................................    0.67%
         Over $1.5 billion.................................    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $350 million................................    0.75%
         Next $350 million.................................    0.65%
         Next $1.3 billion.................................    0.55%
         Next $2 billion...................................    0.45%
         Next $2 billion...................................    0.40%
         Next $2 billion...................................    0.375%
         Over $8 billion...................................    0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $2.5 billion................................    0.840%
         Next $2 billion...................................    0.800%
         Next $3.5 billion.................................    0.785%
         Over $8 billion...................................    0.770%

                      INVESCO GLOBAL MARKET NEUTRAL FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.95%
         Next $250 million.................................    0.93%
         Next $500 million.................................    0.91%
         Next $1.5 billion.................................    0.89%
         Next $2.5 billion.................................    0.87%
         Next $2.5 billion.................................    0.85%
         Next $2.5 billion.................................    0.83%
         Over $10 billion..................................    0.81%

                     INVESCO GLOBAL TARGETED RETURNS FUND
                    INVESCO MACRO ALLOCATION STRATEGY FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................     1.10%
        Next $250 million.................................     1.08%
        Next $500 million.................................     1.05%
        Next $1.5 billion.................................     1.03%
        Next $2.5 billion.................................     1.00%
        Next $2.5 billion.................................     0.98%
        Next $2.5 billion.................................     0.95%
        Over $10 billion..................................     0.93%

* To the extent Invesco Macro Allocation Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Macro Allocation Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Macro Allocation Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                        INVESCO LONG/SHORT EQUITY FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.80%
         Next $250 million.................................    0.77%
         Next $500 million.................................    0.75%
         Next $1.5 billion.................................    0.72%
         Next $2.5 billion.................................    0.70%
         Next $2.5 billion.................................    0.67%
         Next $2.5 billion.................................    0.65%
         Over $10 billion..................................    0.62%

                         INVESCO MACRO LONG/SHORT FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $10 billion.................................    1.25%
         Over $10 billion..................................    1.15%

                            INVESCO WORLD BOND FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.65%
         Next $250 million.................................    0.59%
         Next $500 million.................................    0.565%
         Next $1.5 billion.................................    0.54%
         Next $2.5 billion.................................    0.515%
         Next $5 billion...................................    0.49%
         Over $10 billion..................................    0.465%

                               INVESCO MLP FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $1 billion..................................    1.00%
         Next $1.5 billion.................................    0.95%
         Next $2 billion...................................    0.93%
         Next $3.5 billion.................................    0.91%
         Over $8 billion...................................    0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.745%
         Next $250 million.................................    0.73%
         Next $500 million.................................    0.715%
         Next $1.5 billion.................................    0.70%
         Next $2.5 billion.................................    0.685%
         Next $2.5 billion.................................    0.67%
         Next $2.5 billion.................................    0.655%
         Over $10 billion..................................    0.64%

                          INVESCO PACIFIC GROWTH FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $1 billion..................................    0.87%
         Next $1 billion...................................    0.82%
         Over $2 billion...................................    0.77%

                        INVESCO MULTI-ASSET INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.50%
         Next $500 million.................................    0.45%
         Next $500 million.................................    0.40%
         Over $1.5 billion.................................    0.39%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                    AIM INVESTMENT FUNDS
                                                    (INVESCO INVESTMENT FUNDS)

 Attest:  /s/ Peter A. Davidson                By:  /s/ John M. Zerr
          -------------------------------------     ---------------------------
          Assistant Secretary                       John M. Zerr
                                                    Senior Vice President

 (SEAL)

                                                    INVESCO ADVISERS, INC.

 Attest:  /s/ Peter A. Davidson                By:  /s/ John M. Zerr
          -------------------------------------     ---------------------------
          Assistant Secretary                       John M. Zerr
                                                    Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 36
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of February 27, 2017, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------
 Invesco All Cap Market Neutral Fund              December 16, 2013

 Invesco Balanced-Risk Allocation Fund              May 29, 2009

 Invesco Balanced-Risk Commodity
   Strategy Fund                                  November 29, 2010

 Invesco Greater China Fund                        March 31, 2006

 Invesco Developing Markets Fund                  September 1, 2001

 Invesco Emerging Markets Flexible
   Bond Fund                                        June 14, 2010

 Invesco Emerging Markets Equity Fund               May 31, 2011

 Invesco Endeavor Fund                            November 3, 2003

 Invesco Global Health Care Fund                  September 1, 2001

 Invesco Global Infrastructure Fund                April 22, 2014

 Invesco Global Market Neutral Fund               December 16, 2013

 Invesco Global Targeted Returns Fund             December 16, 2013

 Invesco Long/Short Equity Fund                   December 16, 2013

 Invesco Low Volatility Emerging
   Markets Fund                                   December 16, 2013

 Invesco Macro Allocation Strategy Fund          September 25, 2012

 Invesco MLP Fund                                  April 22, 2014

 Invesco Multi-Asset Income Fund                  December 14, 2011

 Invesco Pacific Growth Fund                      February 12, 2010

 Invesco Select Companies Fund                    November 3, 2003

 Invesco World Bond Fund                           March 31, 2006

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.85%
         Next $250 million.................................    0.82%
         Next $500 million.................................    0.80%
         Next $1.5 billion.................................    0.77%
         Next $2.5 billion.................................    0.75%
         Next $2.5 billion.................................    0.72%
         Next $2.5 billion.................................    0.70%
         Over $10 billion..................................    0.67%

                     INVESCO BALANCED-RISK ALLOCATION FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................    0.95%
        Next $250 million.................................    0.925%
        Next $500 million.................................    0.90%
        Next $1.5 billion.................................    0.875%
        Next $2.5 billion.................................    0.85%
        Next $2.5 billion.................................    0.825%
        Next $2.5 billion.................................    0.80%
        Over $10 billion..................................    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................    1.050%
        Next $250 million.................................    1.025%
        Next $500 million.................................    1.000%
        Next $1.5 billion.................................    0.975%
        Next $2.5 billion.................................    0.950%
        Next $2.5 billion.................................    0.925%
        Next $2.5 billion.................................    0.900%
        Over $10 billion..................................    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                          INVESCO GREATER CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.935%
         Next $250 million.................................    0.91%
         Next $500 million.................................    0.885%
         Next $1.5 billion.................................    0.86%
         Next $2.5 billion.................................    0.835%
         Next $2.5 billion.................................    0.81%
         Next $2.5 billion.................................    0.785%
         Over $10 billion..................................    0.76%

                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.75%
         Next $500 million.................................    0.70%
         Next $500 million.................................    0.67%
         Over $1.5 billion.................................    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $350 million................................    0.75%
         Next $350 million.................................    0.65%
         Next $1.3 billion.................................    0.55%
         Next $2 billion...................................    0.45%
         Next $2 billion...................................    0.40%
         Next $2 billion...................................    0.375%
         Over $8 billion...................................    0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $2.5 billion................................    0.840%
         Next $2 billion...................................    0.800%
         Next $3.5 billion.................................    0.785%
         Over $8 billion...................................    0.770%

                      INVESCO GLOBAL MARKET NEUTRAL FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.95%
         Next $250 million.................................    0.93%
         Next $500 million.................................    0.91%
         Next $1.5 billion.................................    0.89%
         Next $2.5 billion.................................    0.87%
         Next $2.5 billion.................................    0.85%
         Next $2.5 billion.................................    0.83%
         Over $10 billion..................................    0.81%

                     INVESCO GLOBAL TARGETED RETURNS FUND
                    INVESCO MACRO ALLOCATION STRATEGY FUND

        NET ASSETS                                         ANNUAL RATE*
        ----------                                         ------------
        First $250 million................................     1.10%
        Next $250 million.................................     1.08%
        Next $500 million.................................     1.05%
        Next $1.5 billion.................................     1.03%
        Next $2.5 billion.................................     1.00%
        Next $2.5 billion.................................     0.98%
        Next $2.5 billion.................................     0.95%
        Over $10 billion..................................     0.93%

* To the extent Invesco Macro Allocation Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Macro Allocation Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Macro Allocation Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                        INVESCO LONG/SHORT EQUITY FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.80%
         Next $250 million.................................    0.77%
         Next $500 million.................................    0.75%
         Next $1.5 billion.................................    0.72%
         Next $2.5 billion.................................    0.70%
         Next $2.5 billion.................................    0.67%
         Next $2.5 billion.................................    0.65%
         Over $10 billion..................................    0.62%

                            INVESCO WORLD BOND FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.65%
         Next $250 million.................................    0.59%
         Next $500 million.................................    0.565%
         Next $1.5 billion.................................    0.54%
         Next $2.5 billion.................................    0.515%
         Next $5 billion...................................    0.49%
         Over $10 billion..................................    0.465%

                               INVESCO MLP FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $1 billion..................................    1.00%
         Next $1.5 billion.................................    0.95%
         Next $2 billion...................................    0.93%
         Next $3.5 billion.................................    0.91%
         Over $8 billion...................................    0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $250 million................................    0.745%
         Next $250 million.................................    0.73%
         Next $500 million.................................    0.715%
         Next $1.5 billion.................................    0.70%
         Next $2.5 billion.................................    0.685%
         Next $2.5 billion.................................    0.67%
         Next $2.5 billion.................................    0.655%
         Over $10 billion..................................    0.64%

                          INVESCO PACIFIC GROWTH FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $1 billion..................................    0.87%
         Next $1 billion...................................    0.82%
         Over $2 billion...................................    0.77%

                        INVESCO MULTI-ASSET INCOME FUND

         NET ASSETS                                         ANNUAL RATE
         ----------                                         -----------
         First $500 million................................    0.50%
         Next $500 million.................................    0.45%
         Next $500 million.................................    0.40%
         Over $1.5 billion.................................    0.39%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                    AIM INVESTMENT FUNDS
                                                    (INVESCO INVESTMENT FUNDS)

 Attest:  /s/ Peter A. Davidson                By:  /s/ John M. Zerr
          -------------------------------------     ---------------------------
          Assistant Secretary                       John M. Zerr
                                                    Senior Vice President

 (SEAL)

                                                    INVESCO ADVISERS, INC.

 Attest:  /s/ Peter A. Davidson                By:  /s/ John M. Zerr
          -------------------------------------     ---------------------------
          Assistant Secretary                       John M. Zerr
                                                    Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 20
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of December 1, 2016, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco International Total Return Fund to Invesco World Bond Fund;

   NOW, THEREFORE, the parties agree as follows;

1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

       Invesco All Cap Market Neutral Fund
       Invesco Balanced-Risk Allocation Fund
       Invesco Balanced-Risk Commodity Strategy Fund
       Invesco Greater China Fund
       Invesco Developing Markets Fund
       Invesco Emerging Markets Flexible Bond Fund
       Invesco Emerging Markets Equity Fund
       Invesco Endeavor Fund
       Invesco Global Health Care Fund
       Invesco Global Infrastructure Fund
       Invesco Global Market Neutral Fund
       Invesco Global Targeted Returns Fund
       Invesco Long/Short Equity Fund
       Invesco Low Volatility Emerging Markets Fund
       Invesco Macro Allocation Strategy Fund
       Invesco Macro International Equity Fund
       Invesco Macro Long/Short Fund
       Invesco MLP Fund
       Invesco Multi-Asset Income Fund
       Invesco Pacific Growth Fund
       Invesco Select Companies Fund
       Invesco World Bond Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer,
                                                  Funds & Senior Vice President
                                                  Fund Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                    INVESCO ASSET MANAGEMENT
                                    DEUTSCHLAND GMBH

                                    Sub-Adviser

                                    By:     /s/ Sybille Hofmann /s/ Leif Baumann
                                            ------------------------------------
                                    Name:   Sybille Hofmann Leif Baumann
                                    Title:  Director Head of Legal Germany

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ Colin Fitzgerald
                                                  ------------------------------
                                          Name:   Colin Fitzgerald
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser

                                        By:     /s/ Lee Siu Mei /s/ Pang Sin Chu
                                                --------------------------------
                                        Name:   Lee Siu Mei Pang Sin Chu
                                        Title:  Authorised Signatory

                                INVESCO SENIOR SECURED MANAGEMENT, INC.

                                Sub-Adviser

                                By:     /s/ Stephen Swanson
                                        ----------------------------------------
                                Name:   Stephen Swanson
                                Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 21
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of February 27, 2017, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund;

   NOW, THEREFORE, the parties agree as follows;

1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

       Invesco All Cap Market Neutral Fund
       Invesco Balanced-Risk Allocation Fund
       Invesco Balanced-Risk Commodity Strategy Fund
       Invesco Greater China Fund
       Invesco Developing Markets Fund
       Invesco Emerging Markets Flexible Bond Fund
       Invesco Emerging Markets Equity Fund
       Invesco Endeavor Fund
       Invesco Global Health Care Fund
       Invesco Global Infrastructure Fund
       Invesco Global Market Neutral Fund
       Invesco Global Targeted Returns Fund
       Invesco Long/Short Equity Fund
       Invesco Low Volatility Emerging Markets Fund
       Invesco Macro Allocation Strategy Fund
       Invesco MLP Fund
       Invesco Multi-Asset Income Fund
       Invesco Pacific Growth Fund
       Invesco Select Companies Fund
       Invesco World Bond Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                           INVESCO CANADA LTD.

                                           Sub-Adviser

                                           By:    /s/ Harsh Damani
                                                  ------------------------------
                                           Name:  Harsh Damani
                                           Title: Chief Financial Officer,
                                           Funds & Senior Vice President Fund
                                           Administration

                                           By:    /s/ David C. Warren
                                                  ------------------------------
                                           Name:  David C. Warren
                                           Title: Executive Vice President &
                                           Chief Financial Officer

                                    INVESCO ASSET MANAGEMENT
                                    DEUTSCHLAND GMBH

                                    Sub-Adviser

                                    By:     /s/ Sybille Hofmann /s/ Leif Baumann
                                            ------------------------------------
                                    Name:   Sybille Hofmann  Leif Baumann
                                            Director  Head of Legal
                                    Title:  Germany

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ Graeme Proudfoot
                                                  ------------------------------
                                          Name:   Graeme Proudfoot
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser

                                        By:     /s/ Lee Siu Mei /s/ Pang Sin Chu
                                                --------------------------------
                                        Name:   Lee Siu Mei  Pang Sin Chu
                                        Title:  Authorised Signatory

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Stephen Swanson
                                                  ------------------------------
                                          Name:   Stephen Swanson
                                          Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 13
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 28, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ DANIEL E. DRAPER
        -----------------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 14
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 27, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ DANIEL E. DRAPER
        -----------------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS